THIRD QUARTER 2014

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company. Any offers to sell or solicitations of the Company shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

INDEX

PAGE(S)
I. COMPANY BACKGROUND
• About the Company / Other Corporate Data	5
• Board of Directors / Executive Officers	6
• Equity Research Coverage / Company Contact Information	7

II. FINANCIAL HIGHLIGHTS
• Quarterly Summary / Recent Transactions	9
• Leasing	9 - 10
• Information About FFO	10
• Key Financial Data	11
• Same-Store Results and Analysis	12
• Select Financial Ratios	13
• Debt Analysis:
(a) Debt Breakdown/Future Repayments	14
(b) Debt Maturities	15
(c) Debt Detail	16

III. FINANCIAL INFORMATION
• Consolidated Statements of Operations	18
• Consolidated Balance Sheets	19
• Consolidated Statement of Changes in Equity	20
• Statements of Funds from Operations	21
• Statements of Funds from Operations Per Diluted Share	22
• Reconciliation of Basic-to-Diluted Shares/Units	23
• Unconsolidated Joint Venture Information	24 - 26

IV. PORTFOLIO SUMMARY
• Operating Property Acquisitions	28
• Properties Commencing Initial Operations	29
• Rental Property Sales/Dispositions	30
• Breakdown of Company Holdings	31
• Consolidated Property Listing (by Property Type)	32 - 39
• Unconsolidated Joint Venture Summary	40 - 42
• Consolidated Portfolio Analyses:
Breakdown by:
(a) Number of Properties	43
(b) Square Footage	44
(c) Base Rental Revenue	45
(d) Percentage Leased	46

V. MULTI-FAMILY RENTAL PORTFOLIO
• Summary of Stabilized Operating Communities/Capitalization	48
• Stabilizing Operating Communities-Repositioning	49
• Summary of Communities in Lease-Up	50
• Summary of Development Communities	51
• Summary of Land Holdings/Pre-Development	52

VI. OFFICE PORTFOLIO
• Summary of Development Projects	54
• Summary of Land Holdings	55
• Leasing Statistics	56 -61
• Market Diversification (MSAs)	62
• Industry Diversification (Top 30 Tenant Industries)	63
• Significant Tenants (Top 50 Tenants)	64 - 65
• Schedules of Lease Expirations (by Property Type)	66 - 70

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

The Company considers portions of this information to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology. Forward-looking statements are inherently subject to risks and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Among the factors about which the Company has made assumptions are:

•
risks and uncertainties affecting the general economic climate and conditions, which in turn may have a negative effect on the fundamentals of the Company’s business and the financial condition of the Company’s tenants and residents;

•
the value of the Company’s real estate assets, which may limit the Company’s ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by the Company’s properties or on an unsecured basis;

•	the extent of any tenant bankruptcies or of any early lease terminations;

•	the Company’s ability to lease or re-lease space at current or anticipated rents;

•	changes in the supply of and demand for our properties;

•	changes in interest rate levels and volatility in the securities markets;

•	changes in operating costs;

•	the Company’s ability to obtain adequate insurance, including coverage for terrorist acts;

•
the availability of financing on attractive terms or at all, which may adversely impact the Company’s ability to pursue acquisition and development opportunities and refinance existing debt and the Company’s future interest expense;

•	changes in governmental regulation, tax rates and similar matters; and

•
other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants or residents will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated.

For further information on factors which could impact us and the statements contained herein, you are advised to consider the “Risk Factors” contained in the Company’s Annual Report on Form 10-K, as may be supplemented or amended in the Company’s Quarterly Reports on Form 10-Q, which are incorporated herein by reference. The Company assumes no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

I.  COMPANY BACKGROUND

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

I.  COMPANY BACKGROUND

About the Company

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $4.2 billion at September 30, 2014. Mack-Cali has been involved in all aspects of commercial real estate development, management, and ownership for over 60 years and has been a publicly traded REIT since 1994. At September 30, 2014, Mack-Cali owned or had interests in 282 properties consisting of 266 office and office/flex properties totaling approximately 31.5 million square feet of commercial space and 16 multi-family rental properties containing 4,940 apartment homes, all located in the Northeast, as well as 1,042 apartment homes in lease-up, and 2,383 apartment homes in development and land to accommodate up to 5.7 million square feet of additional commercial space and 8,355 multi-family apartment homes – in addition to hotel development.

History

Established over 60 years ago, in 1994 the New Jersey-based firm, Cali Realty, became a publicly traded company listed on the New York Stock Exchange under the ticker symbol CLI. Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

Mack-Cali’s strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary
(as of September 30, 2014)

Corporate Headquarters	Edison, New Jersey
Fiscal Year-End	12/31
Total Properties	282
Total Commercial Square Feet / Multi-family Units	31.5 million commercial square feet and 4,940 multi-family apartment homes
Geographic Diversity	Seven states and the District of Columbia
New Jersey Presence	21.6 million square feet of commercial space and 2,548 multi-family apartment homes
Northeast Presence	31.5 million square feet of commercial space and 4,940 multi-family apartment homes
Common Shares and
Units Outstanding	100.1 million
Dividend-- Quarter/Annualized	$0.15/$0.60
Dividend Yield	3.1%
Total Market Capitalization	$4.2 billion
Senior Debt Rating	BBB- (S&P and Fitch);
Baa2 (Moody’s)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

Board of Directors

William L. Mack, Chairman of the Board
Alan S. Bernikow	David S. Mack
Kenneth M. Duberstein	Alan G. Philibosian
Nathan Gantcher	Irvin D. Reid
Mitchell E. Hersh	Vincent Tese
Jonathan Litt	Roy J. Zuckerberg

Executive Officers

Mitchell E. Hersh, President and Chief Executive Officer
Anthony Krug, Chief Financial Officer
Gary Wagner, Chief Legal Officer and Secretary

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

Equity Research Coverage

Bank of America Merrill Lynch James C. Feldman (646) 855-5808	ISI Group Steve Sakwa (212) 446-9462
Barclays Capital Ross Smotrich (212) 526-2306	J.P. Morgan Anthony Paolone (212) 622-6682
Citigroup Michael Bilerman (212) 816-1383	KeyBanc Capital Markets Jordan Sadler (917) 368-2280
Cowen and Company James Sullivan (646) 562-1380	Stifel, Nicolaus & Company, Inc. John W. Guinee, III (443) 224-1307
Deutsche Bank North America Vin Chao (212) 250-6799	UBS Investment Research Ross T. Nussbaum (212) 713-2484
Green Street Advisors Michael Knott (949) 640-8780

Company Contact Information

Mack-Cali Realty Corporation
Investor Relations Department
343 Thornall Street
Edison, New Jersey 08837-2206
Phone: (732) 590-1000	Web: www.mack-cali.com
Fax: (732) 205-8237	E-mail: investorrelations@mack-cali.com

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

II.  FINANCIAL HIGHLIGHTS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

II.  FINANCIAL HIGHLIGHTS

Quarterly Summary

The following is a summary of the Company’s recent activity:

Funds from operations (FFO) for the quarter ended September 30, 2014 amounted to $48.0 million, or $0.48 per share. For the nine months ended September 30, 2014, FFO equaled $128.5 million, or $1.29 per share.

Net income available to common shareholders for the third quarter 2014 equaled $2.0 million, or $0.02 per share. For the nine months ended September 30, 2014, net income to common shareholders amounted to $37.8 million, or $0.43 per share.

All per share amounts presented above are on a diluted basis.

Total revenues for the third quarter 2014 were $155.5 million. For the nine months ended September 30, 2014 total revenues amounted to $485.4 million.

The Company had 89,055,220 shares of common stock, and 11,092,044 common operating partnership units outstanding as of September 30, 2014. The Company had a total of 100,147,264 common shares/common units outstanding at September 30, 2014.

As of September 30, 2014, the Company had total indebtedness of approximately $2.2 billion, with a weighted average annual interest rate of 5.62 percent.

The Company had a debt-to-undepreciated assets ratio of 39.0 percent at September 30, 2014. The Company had an interest coverage ratio of 2.8 times for the quarter ended September 30, 2014.

Recent Transactions

In the quarter, the Company completed the sale of the remaining seven office properties located in northern New Jersey, Westchester County, New York, and Stamford, Connecticut, aggregating 916,000 square feet, under its agreement with Keystone Property Group for approximately $104 million, comprised of: $77.9 million in cash; Company subordinated equity interests in each of the properties sold with capital accounts aggregating $18.8 million; and Company pari-passu equity interests in five of the properties sold aggregating $7.3 million. The purchasers of these properties are unconsolidated joint ventures formed between the Company and affiliates of the Keystone Property Group.

In August 2014, the Company acquired the equity interests of its joint venture partner in Overlook Ridge, L.L.C, Overlook Ridge JV, L.L.C. and Overlook Ridge JV 2C/3B, L.L.C. for $16.6 million. As a result, the Company increased its ownership to 100 percent of the developable land owned by those entities and acquired an additional 25 percent, for a total of 50 percent of its subordinated, unconsolidated interests in two operating multi-family properties owned by those entities.

Leasing

Mack-Cali’s consolidated commercial in-service portfolio was 83.7 percent leased at September 30, 2014, unchanged from June 30, 2014.

For the quarter ended September 30, 2014, the Company executed 116 leases at its consolidated in-service portfolio totaling 621,077 square feet, consisting of 332,509 square feet of office space, 282,678 square feet of office/flex space and 5,890 square feet of industrial space. Of these totals, 265,636 square feet were for new leases and 355,441 square feet were for lease renewals and other tenant retention transactions.

Highlights of the quarter’s leasing transactions include:

NORTHERN NEW JERSEY:
-
First Data Corporation, a global payment processing company, signed a new lease for 24,179 square feet at 101 Hudson Street in Jersey City.  The 1,246,283 square-foot office building is 86.1 percent leased.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

-	Also at 101 Hudson Street in Jersey City, law firm Eltman, Eltman & Cooper, P.C. signed a new lease for 16,902 square feet.

-	Accounting firm KPMG LLP signed an expansion for 17,085 square feet at 300 Tice Boulevard in Woodcliff Lake. The 230,000 square-foot office building is 100 percent leased.

CENTRAL NEW JERSEY:
-
Jacobs Engineering Group Inc., providers of technical professional and construction services, signed a new lease for 12,727 square feet at 100 Walnut Avenue in Clark.  The 182,555 square-foot office building is 90.1 percent leased.

WESTCHESTER COUNTY, NEW YORK:
-
Quintiles, Inc., a provider of biopharmaceutical development and commercial outsourcing services, signed a renewal for 18,620 square feet at 8 Skyline Drive in Hawthorne.  Located in Mid-Westchester Executive Park, the 50,000 square-foot office/flex building is 85.4 percent leased.

-
Internet grocer Peapod, LLC signed a new lease for 18,000 square feet at 175 Clearbrook Road in Elmsford.  Located in Cross Westchester Executive Park, the 98,900 square-foot office/flex building is 96.7 percent leased.

-	Also at 175 Clearbrook Road, Matthews International Corporation, a designer, manufacturer and marketer of memorialization products and brand solutions, signed a new lease for 13,000 square feet.

-
Wright Brothers Services, Inc., specializing in freight transportation, signed transactions totaling 12,120 square feet consisting of a 5,255 square-foot renewal at 150 Clearbrook Road and a 6,865 square-foot renewal at 200 Clearbrook Road in Elmsford.  Located in Cross Westchester Executive Park, 150 Clearbrook Road is a 74,900 square-foot office/flex building that is 99.3 percent leased and 200 Clearbrook Road is a 94,000 square-foot office/flex building that is 98.8 percent leased.

SOUTHERN NEW JERSEY:
-
EVO Merchant Services, LLC, a payments service provider, signed a renewal of 19,200 square feet at 102 Commerce Drive in Moorestown. Located in Moorestown West Corporate Center, the 38,400 square-foot office/flex building is 100 percent leased.

-
Tricomm Services Corporation, an IT technology service provider, is relocating within the building to 12,000 square feet at 1247 North Church Street in Moorestown.  The transaction represents an expansion of 7,200 square feet and extension of 4,800 square feet. Also located in Moorestown West Corporate Center, the 52,790 square-foot office/flex building is 86.7 percent leased.

Information About FFO

Funds from operations (“FFO”) is defined as net income (loss) before noncontrolling interest of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from extraordinary items, sales of depreciable rental property, and impairments related to depreciable rental property, plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that as FFO per share excludes the effect of depreciation, gains (or losses) from sales of properties and impairments related to depreciable rental property (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs.

FFO per share should not be considered as an alternative to net income available to common shareholders per share as an indication of the Company’s performance or to cash flows as a measure of liquidity. FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”). A reconciliation of net income per share to FFO per share is included in the financial tables on page 22.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

Key Financial Data

As of or for the three months ended

	09/30/14	06/30/14	03/31/14	12/31/13	09/30/13
Shares and Units:
Common Shares Outstanding	89,055,220	88,982,062	88,630,146	88,247,591	88,021,807
Common Units Outstanding	11,092,044	11,164,018	11,518,069	11,864,775	11,987,175
Combined Shares and Units	100,147,264	100,146,080	100,148,215	100,112,366	100,008,982
Weighted Average- Basic (a)	100,052,290	100,022,734	99,875,659	99,806,029	99,787,129
Weighted Average- Diluted (b)	100,052,290	100,022,734	99,875,659	99,806,029	99,787,129

Common Share Price ($’s):
At the end of the period	19.11	21.48	20.79	21.48	21.94
High during period	22.05	22.44	23.23	22.49	25.13
Low during period	18.95	19.98	19.75	19.05	20.60

Market Capitalization:
($’s in thousands, except ratios)
Market Value of Equity (c)	1,977,334	2,205,844	2,137,042	2,205,697	2,250,247
Total Debt	2,238,641	2,208,268	2,232,287	2,362,766	2,368,681
Total Market Capitalization	4,215,975	4,414,112	4,369,329	4,568,463	4,618,928
Total Debt/ Total Market
Capitalization	53.10%	50.03%	51.09%	51.72%	51.28%

Financials:
($’s in thousands, except ratios and
per share amounts)
Total Assets	4,357,197	4,354,772	4,354,343	4,515,328	4,609,263
Gross Book Value of Real Estate Assets	4,909,727	4,966,633	5,172,017	5,129,933	5,113,940
Total Liabilities	2,452,914	2,438,892	2,483,223	2,596,873	2,598,601
Total Equity	1,904,283	1,915,880	1,871,120	1,918,455	2,010,662
Total Revenues	155,489	160,300	169,596	165,267	162,505
Capitalized Interest	4,158	3,351	3,141	2,623	3,514
Scheduled Principal Amortization	690	595	904	939	1,017
Interest Coverage Ratio	2.76	2.79	2.01	2.65	2.85
Fixed Charge Coverage Ratio	2.34	2.44	1.77	2.38	2.48
Net Income (Loss)	2,085	57,347	(17,628)	(61,770)	3,439
Net Income (Loss) Available to Common Shareholders	1,982	51,123	(15,298)	(54,179)	4,643
Earnings per Share—diluted	0.02	0.58	(0.17)	(0.62)	0.05
FFO per Share—diluted (d)	0.48	0.50	0.30	0.52	0.57
Dividends Declared per Share	0.15	0.15	0.30	0.30	0.30
FFO Payout Ratio—diluted (d)	31.24%	29.80%	99.40%	57.46%	52.42%

Portfolio Size:
Properties	282	279	279	279	275
Total Commercial Square Footage	31,459,489	31,459,489	31,002,668	31,002,668	30,657,119
Commercial Sq. Ft. Leased at End of Period (e) (f) (g)	83.7%	83.7%	83.6%	86.1%	86.1%
Apartment Homes	4,940	3,898	3,678	3,678	3,319

(a)	Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(b)	Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(c)	Includes any outstanding preferred units presented on a converted basis into common units and noncontrolling interests in consolidated joint ventures.
(d)	Funds from Operations (“FFO”) is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 10.
(e)	Percentage leased includes leases in effect as of the period end date, some of which have commencement dates in the future and leases that expire at the period end date.
(f)	Reflects square feet leased at the Company’s consolidated in-service portfolio, excluding in-service properties in lease up (if any).
(g)
The percent leased at March 31, 2014 includes the effects of the lease expirations that had been anticipated of Morgan Stanley & Co. and Credit Suisse (USA) at Harborside in Jersey City aggregating 371,000 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

Same Store Results and Analysis
(dollars in thousands)

	For the three months ended
	September 30,			%
	2014	2013	Change	Change

Total Property Revenues	$141,209	$140,476	$733	0.5

Real Estate Taxes	21,253	18,407	2,846	15.5
Utilities	15,086	15,549	(463)	(3.0)
Operating Services	25,155	24,062	1,093	4.5
Total Property Expenses:	61,494	58,018	3,476	6.0

GAAP Net Operating Income	79,715	82,458	(2,743)	(3.3)

Less: straight-lining of rents adj.	1,022	432	590	136.6

Net Operating Income	$78,693	$82,026	$(3,333)	(4.1)

Percentage Leased at
Period End	83.7%	86.2%

Total Properties:	227

Total Square Footage:	25,340,920

Apartment Homes:	722

	For the nine months ended
	September 30,			%
	2014	2013	Change	Change

Total Property Revenues	$409,166	$412,824	$(3,658)	(0.9)

Real Estate Taxes	62,295	55,464	6,831	12.3
Utilities	51,152	40,737	10,415	25.6
Operating Services	74,133	68,979	5,154	7.5
Total Property Expenses:	187,580	165,180	22,400	13.6

GAAP Net Operating Income	221,586	247,644	(26,058)	(10.5)

Less: straight-lining of rents adj.	2,932	7,648	(4,716)	(61.7)

Net Operating Income	$218,654	$239,996	$(21,342)	(8.9)

Percentage Leased at
Period End	83.6%	86.1%

Total Properties:	224

Total Square Footage:	25,137,414

Apartment Homes:	0

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

Select Financial Ratios

Ratios Computed For Industry	September 30,
Comparisons:	2014	2013

Financial Position Ratios:
Total Debt/ Total Book	51.38%	51.39%
Capitalization
(Book value) (%)

Total Debt/ Total Market	53.21%	51.28%
Capitalization
(Market value) (%)

Total Debt/ Total Undepreciated	39.02%	39.47%
Assets (%)

Secured Debt/ Total Undepreciated	14.31%	12.54%
Assets (%)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013

Operational Ratios:
Interest Coverage	2.76	2.85	2.50	3.01
(Funds from Operations+Interest
Expense)/Interest Expense (x)

Debt Service Coverage	2.69	2.76	2.44	2.92
(Funds from Operations +
Interest Expense)/(Interest Expense
+ Principal Amort.) (x)

Fixed Charge Coverage	2.34	2.48	2.17	2.63
(Funds from Operations +
Interest Expense + Ground Lease Payments)/
(Interest Expense + Capitalized Interest + Pref. Div.
+Prin. Amort.+Ground Lease
Payments)(x)

FFO Payout	31.24%	52.42%	46.69%	56.53%
(Dividends Declared/Funds from
Operations) (%)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

Debt Analysis

(as of September 30, 2014)

Debt Breakdown

(dollars in thousands)

		%	Weighted Average		Weighted Average
	Balance	of Total	Interest Rate (a)		Maturity in Years
Fixed Rate Unsecured Debt and
Other Obligations	$1,417,439	63.32%	4.92%		4.87
Fixed Rate Secured Debt	625,776	27.95%	7.73%		2.77
Variable Rate Secured Debt	195,426	8.73%	3.86%		1.59

Totals/Weighted Average:	$2,238,641	100.00%	5.62%	(b)	4.00

(a)	The actual weighted average LIBOR rate for the Company’s outstanding variable rate debt was 0.17 percent as of September 30, 2014, plus the applicable spread.
(b)
Excludes amortized deferred financing costs pertaining to the Company’s unsecured revolving credit facility which amounted to $0.7 million and $2.0 million for the three and nine months ended September 30, 2014, respectively.

Future Repayments

(dollars in thousands)

				Weighted Average
	Scheduled	Principal		Interest Rate of
Period	Amortization	Maturities	Total	Future Repayments (a)
October 1 – December 31, 2014	$2,305	$133,484	$135,789	8.67%
2015	8,539	220,646	229,185	4.54%
2016	8,311	333,272	341,583	6.97%
2017	7,275	391,369	398,644	4.11%
2018	7,311	231,537	238,848	6.67%
Thereafter	658	906,566	907,224	5.32%
Sub-total	34,399	2,216,874	2,251,273
Adjustment for unamortized debt discount/premium and mark-to-market, net, as of September 30, 2014	(12,632)	-	(12,632)

Totals/Weighted Average:	$21,767	$2,216,874	$2,238,641	5.62%	(b)

(a)	The actual weighted average LIBOR rate for the Company’s outstanding variable rate debt was 0.17 percent as of September 30, 2014, plus the applicable spread.
(b)
Excludes amortized deferred financing costs pertaining to the Company’s unsecured revolving credit facility which amounted to $0.7 million and $2.0 million for the three and nine months ended September 30, 2014, respectively.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

Debt Maturities

(dollars in thousands)

	October 1-
	December 31,								2022 and
	2014	2015	2016	2017	2018	2019	2020	2021	Beyond	Totals
Secured Debt:
Port Imperial South 4/5	$36,950									$36,950
6 Becker, 85 Livingston,75 Livingston, & 20 Waterview	65,035									65,035
4 Sylvan Way	14,575									14,575
10 Independence	16,924									16,924
Port Imperial South		$43,910								43,910
9200 Edmonston Road		3,888								3,888
Overlook-Site II B		5,748								5,748
Overlook-Sites III D, III C, III A		17,100								17,100
Curtis Center			$64,000							64,000
4 Becker			40,431							40,431
5 Becker			14,574							14,574
210 Clay			14,267							14,267
Prudential Portfolio				$141,151						141,151
150 Main Street				218						218
23 Main Street					$26,567					26,567
Harborside Plaza 5					204,970					204,970
100 Walnut Avenue						$17,280				17,280
One River Center						39,586				39,586
Park Square						24,700				24,700
Total Secured Debt:	$133,484	$70,646	$133,272	$141,369	$231,537	$81,566	-	-	-	$791,874

Unsecured Debt:
Unsecured credit facility
5.125% unsecured notes
due 1/15		$150,000								$150,000
5.80% unsecured notes
due 1/16			$200,000							200,000
2.50% unsecured notes
due 12/17				$250,000						250,000
7.75% unsecured notes
due 8/19						$250,000				250,000
4.50% unsecured notes
due 4/22									$300,000	300,000
3.15% unsecured notes
due 5/23									275,000	275,000
Total Unsecured Debt:	$-	$150,000	$200,000	$250,000	-	$250,000	-	-	$575,000	$1,425,000

Total Debt:	$133,484	$220,646	$333,272	$391,369	$231,537	$331,566	-	-	$575,000	$2,216,874

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

Debt Detail

(dollars in thousands)

		Effective
		Interest	September 30,	December 31,	Date of
Property Name	Lender	Rate	2014	2013	Maturity
Senior Unsecured Notes: (a)
5.125%, Senior Unsecured Notes	public debt	5.11%	-	$200,030	02/15/14	(b)
5.125%, Senior Unsecured Notes	public debt	5.30%	$149,971	149,902	01/15/15
5.800%, Senior Unsecured Notes	public debt	5.81%	200,104	200,161	01/15/16
2.500%, Senior Unsecured Notes	public debt	2.80%	249,077	248,855	12/15/17
7.750%, Senior Unsecured Notes	public debt	8.02%	248,959	248,799	08/15/19
4.500%, Senior Unsecured Notes	public debt	4.61%	299,550	299,505	04/18/22
3.150%, Senior Unsecured Notes	public debt	3.52%	269,778	269,323	05/15/23
Total Senior Unsecured Notes:			$1,417,439	$1,616,575

Revolving Credit Facilities:
Unsecured Facility (c)	17 Lenders	LIBOR +1.100%	-	-	07/31/17
Total Revolving Credit Facilities:			-	-

Property Mortgages: (d)
6301 Ivy Lane (e)	RGA Reinsurance Company	5.52%		-	$5,447	-
395 West Passaic (f)	State Farm Life Insurance Co.	6.00%		-	9,719	-
35 Waterview (g)	Wells Fargo CMBS	6.35%		-	18,417	-
233 Canoe Brook Road (h)	The Provident Bank	4.38%		-	3,877	-
6 Becker, 85 Livingston, 75 Livingston & 20 Waterview (i)	Wells Fargo CMBS	10.22%		$65,035	64,233	08/11/14	(r)
4 Sylvan	Wells Fargo CMBS	10.19%		14,575	14,538	08/11/14	(r)
10 Independence (j)	Wells Fargo CMBS	12.44%		16,924	16,638	08/11/14	(j)
Port Imperial South 4/5	Wells Fargo Bank N.A.	LIBOR+3.50%		36,950	36,950	10/31/14	(t)
Overlook-Sites III D, III C, III A (s)	Wells Fargo Bank N.A.	LIBOR+3.50%		17,100	-	03/02/15
Overlook-Site II B (Quarrystone I) (s)	Wells Fargo Bank N.A.	LIBOR+2.50%		5,748	-	04/14/15
9200 Edmonston Road (k)	Principal Commercial Funding, L.L.C.	5.53%		3,996	4,115	05/01/15
Port Imperial South	Wells Fargo Bank N.A.	LIBOR+1.75%		43,910	43,278	09/19/15
4 Becker	Wells Fargo CMBS	9.55%		39,268	38,820	05/11/16
5 Becker (l)	Wells Fargo CMBS	12.83%		13,666	13,092	05/11/16
210 Clay	Wells Fargo CMBS	13.42%		13,182	12,767	05/11/16
Curtis Center (m)	CCRE & PRE FG	LIBOR+4.55%	(p)	64,000	-	10/09/16
Various (n)	Prudential Insurance	6.33%		146,048	147,477	01/15/17
150 Main Street	Webster Bank	LIBOR+2.35%		218	-	03/30/17
23 Main Street	JPMorgan CMBS	5.59%		29,373	29,843	09/01/18
Harborside Plaza 5	The Northwestern Mutual Life Insurance Co. & New York Life Insurance Co.	6.84%		222,480	225,139	11/01/18
100 Walnut Avenue	Guardian Life Ins. Co.	7.31%		18,606	18,792	02/01/19
One River Center (o)	Guardian Life Ins. Co.	7.31%		42,623	43,049	02/01/19
Park Square	Wells Fargo Bank N.A.	LIBOR+1.75%	(q)	27,500	-	04/10/19
Total Mortgages, Loans Payable and Other Obligations:				$821,202	$746,191

Total Debt:				$2,238,641	$2,362,766

(a)	Includes the cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount/premium on the notes, as applicable.
(b)	On February 17, 2014, the Company repaid these unsecured notes at their maturity using available cash and borrowings on the Company's unsecured revolving credit facility.
(c)
Total borrowing capacity under this facility is $600 million. On July 16, 2013, the Company amended and restated its unsecured revolving credit facility with a group of 17 lenders. The $600 million facility is expandable to $1 billion and matures in July 2017. It has two six-month extension options each requiring the payment of a 7.5 basis point fee. The interest rate on outstanding borrowings (not electing the Company’s competitive bid feature) and the facility fee on the current borrowing capacity payable quarterly in arrears are based upon the Operating Partnership’s unsecured debt ratings.

(d)
Reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs, mark-to-market adjustment of acquired debt and other transaction costs, as applicable.

(e)	April 1, 2014, the Company repaid the mortgage loan at par, using available cash
(f)	May 1, 2014, the Company repaid the mortgage loan at par, using available cash.
(g)	On May 12, 2014, the Company repaid the mortgage loan at par, using borrowings on the Company’s unsecured revolving credit facility.
(h)	On April 30, 2014, the Company repaid the mortgage loan at par, using available cash.
(i)	Mortgage is cross collateralized by the four properties.
(j)	The Company is negotiating a deed-in-lieu of foreclosure in satisfaction of this mortgage loan.
(k)
The mortgage loan originally matured on May 1, 2013.  The maturity date was extended until May 1, 2015 with the same interest rate.  Excess cash flow, as defined, is being held by the lender for re-leasing costs.  The deed for the property was placed in escrow and is available to the lender in the event of default or non-payment at maturity.

(l)
The cash flow from this property is insufficient to cover operating costs and debt service.  Consequently, the Company notified the lender and suspended debt service payments in August 2013.  The Company has begun discussions with the lender regarding a deed-in-lieu of foreclosure and began remitting available cash flow to the lender effective August 2013.

(m)
The Company owns a 50 percent tenants-in-common interest in the Curtis Center Property.  The Company’s $64.0 million loan consists of its 50 percent interest in a $102 million senior loan with a current rate of 3.45 percent at September 30, 2014 and its 50 percent interest in a $26 million mezzanine loan (with a maximum borrowing capacity of $48 million) with a current rate of 9.65 percent at September 30, 2014.  The senior loan rate is based on a floating rate of one-month LIBOR plus 329 basis points and the mezzanine loan rate is based on a floating rate of one-month LIBOR plus 950 basis points.  Both loans have LIBOR caps for the period.  The loans provide for three one-year extension options.  As the Curtis Center Property loans closed on September 30, 2014 with the loan proceeds received on October 1, 2014, the Company recorded the loan and receivable on September 30, 2014.

(n)	Mortgage is collateralized by seven properties. The Operating Partnership has agreed, subject to certain conditions, to guarantee repayment of a portion of the loan.
(o)	Mortgage is collateralized by the three properties comprising One River Center.
(p)	Amortization of deferred financing costs adds 1.523 percent to the variable interest rate stated above.
(q)	Amortization of deferred financing costs adds 0.122 percent to the variable interest rate stated above.
(r)	The Company has begun discussions with the lender regarding the past due maturity of the loans.
(s)
On August 15, 2014, the Company assumed these loans as a result of its acquisition of interests which increased its ownership to 100 percent in certain previously unconsolidated joint ventures which owned developable land.

(t)	The Company is pursuing permanent financing at the maturity of the construction financing in October 2014.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

III.  FINANCIAL INFORMATION

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statements of Operations
(in thousands, except per share amounts) (unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
REVENUES	2014	2013	2014	2013
Base rents	$125,793	$134,882	$393,054	$403,943
Escalations and recoveries from tenants	19,172	17,173	61,736	54,117
Construction services	-	678	-	15,650
Real estate services	7,622	7,003	21,323	20,088
Parking income	2,255	1,642	6,605	4,631
Other income	647	1,127	2,667	3,335
Total revenues	155,489	162,505	485,385	501,764

EXPENSES
Real estate taxes	22,154	20,572	69,880	62,055
Utilities	15,701	18,043	58,555	48,070
Operating services	26,519	25,852	83,581	76,487
Direct construction costs	-	609	-	14,945
Real estate services expenses	6,933	5,552	20,213	15,809
General and administrative	12,665	12,151	49,219	37,235
Depreciation and amortization	41,983	46,094	131,679	135,122
Impairments	-	48,700	-	48,700
Total expenses	125,955	177,573	413,127	438,423
Operating income (loss)	29,534	(15,068)	72,258	63,341

OTHER (EXPENSE) INCOME
Interest expense	(27,353)	(30,936)	(85,458)	(92,075)
Interest and other investment income	908	187	2,216	1,287
Equity in earnings (loss) of unconsolidated joint ventures	(1,268)	(229)	(2,060)	(2,059)
Realized gains (losses) on disposition of rental property, net	264	-	54,848	-
Total other (expense) income	(27,449)	(30,978)	(30,454)	(92,847)
Income (loss) from continuing operations	2,085	(46,046)	41,804	(29,506)
Discontinued operations:
Income from discontinued operations	-	2,164	-	11,842
Loss from early extinguishment of debt	-	-	-	(703)
Realized gains (losses) on disposition of rental property, net	-	47,321	-	61,079
Total discontinued operations	-	49,485	-	72,218
Net income	2,085	3,439	41,804	42,712
Noncontrolling interest in consolidated joint ventures	145	1,838	757	1,962
Noncontrolling interest in Operating Partnership	(248)	5,314	(4,754)	3,295
Noncontrolling interest in discontinued operations	-	(5,948)	-	(8,699)
Net income available to common shareholders	$1,982	$4,643	$37,807	$39,270

Basic earnings per common share:
Income (loss) from continuing operations	$0.02	$(0.44)	$0.43	$(0.28)
Discontinued operations	-	0.49	-	0.73
Net income available to common shareholders	$0.02	$0.05	$0.43	$0.45

Diluted earnings per common share:
Income (loss) from continuing operations	$0.02	$(0.44)	$0.43	$(0.28)
Discontinued operations	-	0.49	-	0.73
Net income available to common shareholders	$0.02	$0.05	$0.43	$0.45

Basic weighted average shares outstanding	88,875	87,793	88,621	87,724

Diluted weighted average shares outstanding	100,052	99,787	100,014	99,778

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Balance Sheets
(in thousands, except per share amounts) (unaudited)

	September 30,	December 31,
Assets	2014	2013
Rental property
Land and leasehold interests	$746,066	$750,658
Buildings and improvements	3,731,700	3,915,800
Tenant improvements	421,291	456,003
Furniture, fixtures and equipment	10,670	7,472
	4,909,727	5,129,933
Less – accumulated depreciation and amortization	(1,379,911)	(1,400,988)
Net investment in rental property	3,529,816	3,728,945
Cash and cash equivalents	105,528	221,706
Investments in unconsolidated joint ventures	239,767	181,129
Unbilled rents receivable, net	124,278	136,304
Deferred charges, goodwill and other assets	320,396	218,519
Restricted cash	26,571	19,794
Accounts receivable, net of allowance for doubtful accounts
of $1,408 and $2,832	10,841	8,931

Total assets	$4,357,197	$4,515,328

Liabilities and Equity
Senior unsecured notes	$1,417,439	$1,616,575
Revolving credit facility	-	-
Mortgages, loans payable and other obligations	821,202	746,191
Dividends and distributions payable	15,188	29,938
Accounts payable, accrued expenses and other liabilities	126,580	121,286
Rents received in advance and security deposits	47,792	53,730
Accrued interest payable	24,713	29,153
Total liabilities	2,452,914	2,596,873
Commitments and contingencies

Equity:
Mack-Cali Realty Corporation stockholders’ equity:
Common stock, $0.01 par value, 190,000,000 shares authorized,
89,055,220 and 88,247,591 shares outstanding	891	882
Additional paid-in capital	2,556,948	2,539,326
Dividends in excess of net earnings	(913,389)	(897,849)
Total Mack-Cali Realty Corporation stockholders’ equity	1,644,450	1,642,359

Noncontrolling interests in subsidiaries:
Operating Partnership	204,820	220,813
Consolidated joint ventures	55,013	55,283
Total noncontrolling interests in subsidiaries	259,833	276,096

Total equity	1,904,283	1,918,455

Total liabilities and equity	$4,357,197	$4,515,328

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statement of Changes in Equity
(in thousands) (unaudited)

			Additional	Dividends in	Noncontrolling
	Common Stock		Paid-In	Excess of	Interests	Total
	Shares	Par Value	Capital	Net Earnings	in Subsidiaries	Equity
Balance at January 1, 2014	88,248	$882	$2,539,326	$(897,849)	$276,096	$1,918,455
Net income	-	-	-	37,807	3,997	41,804
Common stock dividends	-	-	-	(53,347)	-	(53,347)
Common unit distributions	-	-	-	-	(6,793)	(6,793)
Increase in noncontrolling interest
in consolidated joint ventures	-	-	-	-	487	487
Redemption of common units
for common stock	773	8	14,203	-	(14,211)	-
Shares issued under Dividend
Reinvestment and Stock Purchase Plan	5	-	102	-	-	102
Directors' deferred compensation plan	-	-	310	-	-	310
Stock compensation	29	1	3,264	-	-	3,265
Rebalancing of ownership percentage
between parent and subsidiaries	-	-	(257)	-	257	-
Balance at September 30, 2014	89,055	$891	$2,556,948	$(913,389)	$259,833	$1,904,283

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

Mack-Cali Realty Corporation and Subsidiaries
Statements of Funds from Operations
(in thousands, except per share/unit amounts) (unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
Net income available to common shareholders	$1,982	$4,643	$37,807	$39,270
Add (deduct): Noncontrolling interest in Operating Partnership	248	(5,314)	4,754	(3,295)
Noncontrolling interest in discontinued operations	-	5,948	-	8,699
Real estate-related depreciation and amortization on
continuing operations (a)	46,071	48,685	140,810	144,834
Real estate-related depreciation and amortization
on discontinued operations	-	1,769	-	8,196
Impairments	-	48,700	-	72,551
Deduct: Discontinued operations-realized (gains) losses
on disposition of rental property, net	(264)	(47,321)	(54,848)	(84,930)
Funds from operations available to common shareholders (b)	$48,037	$57,110	$128,523	$185,325

Diluted weighted average shares/units outstanding (c)	100,052	99,787	100,014	99,778

Funds from operations per share/unit-diluted	$0.48	$0.57	$1.29	$1.86

Dividends declared per common share	$0.15	$0.30	$0.60	$1.05

Dividend payout ratio:
Funds from operations-diluted	31.24%	52.42%	46.69%	56.53%

Supplemental Information:
Non-incremental revenue generating capital expenditures:
Building improvements	$8,010	$3,438	$13,263	$11,476
Tenant improvements and leasing commissions (d)	$8,885	$11,421	$33,220	$36,861
Straight-line rent adjustments (e)	$998	$521	$5,187	$10,172
Amortization of (above)/below market lease intangibles, net (f)	$320	$659	$902	$1,994
Acquisition transaction costs (g)	-	-	$1,943	$214
Net effect of unusual electricity rate spikes (h)	-	-	$4,845	-
EVP severance costs (g)	-	-	$11,044	-

(a)
Includes the Company’s share from unconsolidated joint ventures of $4,181 and $4,145 for the three months ended September 30, 2014 and 2013, respectively, and $9,396 and $11,417 for the nine months ended September 30, 2014 and 2013, respectively. Excludes non-real estate-related depreciation and amortization of $93 and $71 for the three months ended September 30, 2014 and 2013, respectively, and $265 and $222 for the nine months ended September 30, 2014 and 2013 respectively.

(b)	Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 10.
(c)
Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (11,120 and 11,995 shares for the three months ended September 30, 2014 and 2013, respectively, and 11,334 and 12,054 for the nine months ended September 30, 2014 and 2013, respectively), plus dilutive Common Stock Equivalents (i.e. stock options). See reconciliation of basic to diluted shares/units on page 23.

(d)	Excludes expenditures for tenant spaces that have not been owned for at least a year or were vacant for more than a year.
(e)
Includes the Company’s share from unconsolidated joint ventures of $12 and $82 for the three months ended September 30, 2014 and 2013, respectively, and $12 and $84 for the nine months ended September 30, 2014 and 2013, respectively.

(f)
Includes the Company’s share from unconsolidated joint ventures of $124 and $184 for the three months ended  September 30, 2014 and 2013, respectively, and $372 and $579 for the nine months ended September 30, 2014 and 2013, respectively.

(g)	Included in general and administrative expense.
(h)	Approximately $10 million in utilities expense, net of approximately $5 million in escalations and recoveries from tenants related to such costs.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

Mack-Cali Realty Corporation and Subsidiaries
Statements of Funds from Operations Per Diluted Share
(amounts are per diluted share, except share count in thousands) (unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
Net income available to common shareholders	$0.02	$0.05	$0.43	$0.45
Add: Real estate-related depreciation and amortization on
continuing operations (a)	0.46	0.49	1.41	1.45
Real estate-related depreciation and amortization
on discontinued operations	-	0.02	-	0.08
Impairments	-	0.49	-	0.73
Deduct: Discontinued operations-realized (gains) losses
on disposition of rental property, net	-	(0.47)	(0.55)	(0.85)
Rounding adjustment	-	(0.01)	-	-
Funds from operations (b)	$0.48	$0.57	$1.29	$1.86

Add: Net effect of unusual electricity rate spikes (1st quarter 2014)	-	-	$0.05	-
EVP severance costs (1st quarter 2014)	-	-	0.11	-
Rounding adjustment	-	-	(0.01)	-
FFO excluding certain items	$0.48	$0.57	$1.44	$1.86

Diluted weighted average shares/units outstanding (c)	100,052	99,787	100,014	99,778

(a)
Includes the Company’s share from unconsolidated joint ventures of $0.04 and $0.04 for the three months ended September 30, 2014 and 2013, respectively, and $0.09 and $0.11 for the nine months ended September 30, 2014 and 2013, respectively

(b)	Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 10.
(c)
Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (11,120 and 11,995 shares for the three months ended September 30, 2014 and 2013, respectively, and 11,334 and 12,054 for the nine months ended September 30, 2014 and 2013, respectively), plus dilutive Common Stock Equivalents (i.e. stock options). See reconciliation of basic to diluted shares/units on page 23.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

Mack-Cali Realty Corporation and Subsidiaries
Reconciliation of Basic-to-Diluted Shares/Units
(in thousands)

The following schedule reconciles the Company’s basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding for the purpose of calculating FFO per share:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
Basic weighted average shares outstanding:	88,875	87,793	88,621	87,724
Add: Weighted average common units	11,120	11,994	11,334	12,054
Basic weighted average shares/units:	99,995	99,787	99,955	99,778
Restricted Stock Awards	57	-	59	-

Diluted weighted average shares/units outstanding:	100,052	99,787	100,014	99,778

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

Unconsolidated Joint Venture Financial Information

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of September 30, 2014 and December 31, 2013, respectively: (dollars in thousands)

	September 30,	December 31,
	2014	2013
Assets:
Rental property, net	$1,404,929	$755,049
Loan receivable	-	45,050
Other assets	445,127	582,990
Total assets	$1,850,056	$1,383,089
Liabilities and partners'/
members' capital:
Mortgages and loans payable	$992,434	$637,709
Other liabilities	221,414	87,231
Partners'/members' capital	636,208	658,149
Total liabilities and
partners'/members' capital	$1,850,056	$1,383,089

The following is a summary of the Company’s investment in unconsolidated joint ventures as of September 30, 2014 and December 31, 2013, respectively: (dollars in thousands)

	September 30,	December 31,
Entity/Property Name	2014	2013
Multi-family
Marbella RoseGarden, L.L.C./ Marbella (c)	$15,784	$15,797
RoseGarden Monaco Holdings, L.L.C./ Monaco (North and South) (c)	2,438	3,201
Rosewood Lafayette Holdings, L.L.C./ Highlands at Morristown Station (c)	275	857
PruRose Port Imperial South 15, LLC /RiversEdge at Port Imperial (c)	-	-
Rosewood Morristown, L.L.C. / Metropolitan at 40 Park (c)	6,127	6,455
Overlook Ridge JV, L.L.C./ Quarrystone (c)	-	-
Overlook Ridge JV 2C/3B, L.L.C./Overlook Ridge 2C & 3B (c)	2,753	-
PruRose Riverwalk G, L.L.C./ RiverTrace at Port Imperial (c)	1,332	3,117
Elmajo Urban Renewal Associates, LLC / Lincoln Harbor (Bldg A&C) (c)	-	203
Crystal House Apartments Investors LLC / Crystal House	26,602	26,838
Portside Master Company, L.L.C./ Portside at Pier One - Bldg 7 (c)	2,306	3,207
PruRose Port Imperial South 13, LLC / Port Imperial Bldg 13 (c)	1,402	2,206
Roseland/Port Imperial Partners, L.P./ Riverwalk C (c)	1,849	2,068
RoseGarden Marbella South, L.L.C./ Marbella II	9,612	7,567
Estuary Urban Renewal Unit B, LLC / Lincoln Harbor (Bldg B) (c)	-	24
Riverpark at Harrison I, L.L.C./ Riverpark at Harrison	4,556	3,655
Capitol Place Mezz LLC / Station Townhouses	48,682	46,628
Harborside Unit A Urban Renewal, L.L.C. / URL Harborside	28,080	-
RoseGarden Monaco, L.L.C./ San Remo Land	1,269	1,224
Grand Jersey Waterfront URA, L.L.C./ Liberty Landing	337	337
Office
Red Bank Corporate Plaza, L.L.C./ Red Bank	3,880	4,046
12 Vreeland Associates, L.L.C./ 12 Vreeland Road	5,680	5,514
BNES Associates III / Offices at Crystal Lake	2,026	1,753
Hillsborough 206 Holdings, L.L.C./ Hillsborough 206	1,962	1,962
KPG-P 100 IMW JV, LLC / 100 Independence Mall West	339	1,887
Keystone-Penn (c)	-	-
Keystone-TriState (c) (d)	5,725	-
KPG-MCG Curtis JV, L.L.C./ Curtis Center (a)	60,440	-
Other
Plaza VIII & IX Associates, L.L.C./ Vacant land (parking operations)	3,922	3,702
Roseland/North Retail, L.L.C./ Riverwalk at Port Imperial (c)	1,849	1,930
South Pier at Harborside / Hyatt Regency Jersey City on the Hudson (b)	-	-
Stamford SM LLC / Senior Mezzanine Loan	-	36,258
Other	540	693
Company's investment in unconsolidated joint ventures	$239,767	$181,129

(a)	Includes undivided interests in the same manner as investments in noncontrolled partnerships, pursuant to ASC 810.
(b)
The negative investment balance for this joint venture of $2,582 and $1,706 as of September 30, 2014 and December 31, 2013, respectively, were included in accounts payable, accrued expenses and other liabilities.

(c)
The Company's ownership interests in this venture are subordinate to its partner's preferred capital balance and the Company is not expected to meaningfully participate in the venture's cash flows in the near term.

(d)	Includes Company's pari-passu interests of $6.5 million in five properties acquired in August 2014.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests for the three and nine months ended September 30, 2014 and 2013, respectively: (dollars in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
Total revenues	$80,711	$99,117	$224,822	$202,810
Operating and other expenses	(58,684)	(48,621)	(173,642)	(137,889)
Depreciation and amortization	(15,134)	(11,556)	(31,715)	(24,730)
Interest expense	(11,296)	(3,934)	(26,423)	(9,256)
Net income (loss)	$(4,403)	$35,006	$(6,958)	$30,935

The following is a summary of the Company’s equity in earnings (loss) of unconsolidated joint ventures for the three and nine months ended September 30, 2014 and 2013, respectively: (dollars in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
Entity/Property Name	2014	2013	2014	2013
Multi-family
Marbella RoseGarden, L.L.C./ Marbella (a)	$3	$(170)	$(13)	$(446)
RoseGarden Monaco Holdings, L.L.C./ Monaco (North and South) (a)	(249)	(416)	(764)	(1,238)
Rosewood Lafayette Holdings, L.L.C./ Highlands at Morristown Station (a)	(221)	(295)	(639)	(869)
PruRose Port Imperial South 15, LLC /RiversEdge at Port Imperial (a)	-	-	-	(606)
Rosewood Morristown, L.L.C. / Metropolitan at 40 Park (a)	(90)	(152)	(264)	(393)
Overlook Ridge JV, L.L.C./ Quarrystone (a)	-	-	-	-
Overlook Ridge JV 2C/3B, L.L.C./Overlook Ridge 2C & 3B (a)	(217)	53	(155)	204
PruRose Riverwalk G, L.L.C./ RiverTrace at Port Imperial (a)	(615)	(198)	(1,766)	(576)
Elmajo Urban Renewal Associates, LLC / Lincoln Harbor (Bldg A&C) (a)	-	(87)	(203)	(255)
Crystal House Apartments Investors LLC / Crystal House	68	(1,149)	(206)	(2,671)
Portside Master Company, L.L.C./ Portside at Pier One - Bldg 7 (a)	(228)	(109)	(661)	(222)
PruRose Port Imperial South 13, LLC / Port Imperial Bldg 13 (a)	(220)	(181)	(638)	(459)
Roseland/Port Imperial Partners, L.P./ Riverwalk C (a)	(173)	-	(518)	-
RoseGarden Marbella South, L.L.C./ Marbella II	-	(20)	-	(57)
Estuary Urban Renewal Unit B, LLC / Lincoln Harbor (Bldg B) (a)	-	(44)	(15)	(107)
Riverpark at Harrison I, L.L.C./ Riverpark at Harrison	-	-	-	-
Capitol Place Mezz LLC / Station Townhouses	-	-	-	-
Harborside Unit A Urban Renewal, L.L.C. / URL Harborside	-	-	(212)	-
RoseGarden Monaco, L.L.C./ San Remo Land	-	-	-	-
Grand Jersey Waterfront URA, L.L.C./ Liberty Landing	-	-	(54)	-
Office
Red Bank Corporate Plaza, L.L.C./ Red Bank	101	99	306	306
12 Vreeland Associates, L.L.C./ 12 Vreeland Road	22	(25)	165	(1)
BNES Associates III / Offices at Crystal Lake	127	(37)	273	(108)
Hillsborough 206 Holdings, L.L.C./ Hillsborough 206	-	-	(5)	-
KPG-P 100 IMW JV, LLC / 100 Independence Mall West	(412)	-	(1,548)	-
Keystone-Penn (a)	-	-	-	-
Keystone-TriState (a)	(733)	-	(733)	-
KPG-MCG Curtis JV, L.L.C./ Curtis Center	113	-	364	-
Other
Plaza VIII & IX Associates, L.L.C./ Vacant land (parking operations)	74	24	220	52
Roseland/North Retail, L.L.C./ Riverwalk at Port Imperial (a)	(34)	(62)	(81)	(194)
South Pier at Harborside / Hyatt Regency Jersey City on the Hudson	583	835	1,874	1,380
Stamford SM LLC / Senior Mezzanine Loan	493	1,023	2,337	2,805
Other	340	682	876	1,396
Company's equity in earnings (loss) of unconsolidated joint ventures	$(1,268)	$(229)	$(2,060)	$(2,059)

(a)
The Company's ownership interests in this venture are subordinate to its partner's preferred capital balance and the Company is not expected to meaningfully participate in the venture's cash flows in the near term.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

The following is a summary of the Company’s funds from operations of unconsolidated joint ventures for the three and nine months ended September 30, 2014 and 2013, respectively: (dollars in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
Entity/Property Name	2014	2013	2014	2013
Multi-family
Marbella RoseGarden, L.L.C./ Marbella (a)	$255	$254	$734	$841
RoseGarden Monaco Holdings, L.L.C./ Monaco (North and South) (a)	(16)	(40)	(65)	(112)
Rosewood Lafayette Holdings, L.L.C./ Highlands at Morristown Station (a)	4	(6)	34	(6)
PruRose Port Imperial South 15, LLC /RiversEdge at Port Imperial (a)	-	-	-	101
Rosewood Morristown, L.L.C. / Metropolitan at 40 Park (a)	4	(12)	17	25
Overlook Ridge JV, L.L.C./ Quarrystone (a)	-	-	-	-
Overlook Ridge JV 2C/3B, L.L.C./Overlook Ridge 2C & 3B (a)	(49)	52	50	203
PruRose Riverwalk G, L.L.C./ RiverTrace at Port Imperial (a)	(355)	(198)	(1,150)	(576)
Elmajo Urban Renewal Associates, LLC / Lincoln Harbor (Bldg A&C) (a)	-	(87)	(167)	(255)
Crystal House Apartments Investors LLC / Crystal House	361	553	673	734
Portside Master Company, L.L.C./ Portside at Pier One - Bldg 7 (a)	(228)	(109)	(661)	(222)
PruRose Port Imperial South 13, LLC / Port Imperial Bldg 13 (a)	(220)	(181)	(638)	(459)
Roseland/Port Imperial Partners, L.P./ Riverwalk C (a)	(173)	-	(518)	-
RoseGarden Marbella South, L.L.C./ Marbella II	-	(20)	-	(57)
Estuary Urban Renewal Unit B, LLC / Lincoln Harbor (Bldg B) (a)	-	(45)	(15)	(108)
Riverpark at Harrison I, L.L.C./ Riverpark at Harrison	-	-	-	-
Capitol Place Mezz LLC / Station Townhouses	-	-	-	-
Harborside Unit A Urban Renewal, L.L.C. / URL Harborside	-	-	(212)	-
RoseGarden Monaco, L.L.C./ San Remo Land	-	-	-	-
Grand Jersey Waterfront URA, L.L.C./ Liberty Landing	-	-	(54)	-
Office
Red Bank Corporate Plaza, L.L.C./ Red Bank	217	215	655	654
12 Vreeland Associates, L.L.C./ 12 Vreeland Road	106	51	417	229
BNES Associates III / Offices at Crystal Lake	151	118	420	355
Hillsborough 206 Holdings, L.L.C./ Hillsborough 206	-	-	(5)	-
KPG-P 100 IMW JV, LLC / 100 Independence Mall West	(239)	-	(969)	-
Keystone-Penn (a)	-	-	-	-
Keystone-TriState (a)	(605)	-	(605)	-
KPG-MCG Curtis JV, L.L.C./ Curtis Center	1,448	-	1,813	-
Other
Plaza VIII & IX Associates, L.L.C./ Vacant land (parking operations)	80	100	237	282
Roseland/North Retail, L.L.C./ Riverwalk at Port Imperial (a)	(13)	(11)	(19)	(39)
South Pier at Harborside / Hyatt Regency Jersey City on the Hudson	1,352	1,577	4,150	3,569
Stamford SM LLC / Senior Mezzanine Loan	493	1,023	2,338	2,805
Other	340	682	876	1,397
Company's funds from operations of unconsolidated joint ventures	$2,913	$3,916	$7,336	$9,361

(a)
The Company's ownership interests in this venture are subordinate to its partner's preferred capital balance and the Company is not expected to meaningfully participate in the venture's cash flows in the near term.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

IV.  PORTFOLIO SUMMARY

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

IV. PORTFOLIO SUMMARY

Operating Property Acquisitions
(dollars in thousands)

For the nine months ended September 30, 2014

Acquisition			# of	# of	Commercial	Investment
Date	Property	Location	Properties	Apartment Homes	Square Feet	By Company
Consolidated Multi-Family Rental (a):
04/10/14	Andover Place (h)	Andover, Massachuesetts	1	220		$37,700	(b)
Unconsolidated Commercial:
06/06/14	Curtis Center (c)	Philadelphia, Pennsylvania	1	-	885,000	62,500

Total			2	220	885,000	$100,200

For the year ended December 31, 2013

Acquisition			# of	# of	Commercial	Investment
Date	Property	Location	Properties	Apartment Units	Square Feet	By Company
Consolidated Multi-Family Rental: (a)
01/18/13	Alterra at Overlook Ridge 1A (h)	Revere, Massachusetts	1	310		$61,250	(b)
04/04/13	Alterra at Overlook Ridge 1B (h)	Revere, Massachusetts	1	412		87,950	(b)
11/20/13	Park Square	Rahway, New Jersey	1	159	5,934	46,376	(d)
12/19/13	Richmond Court/Riverwatch Commons (h)	New Brunswick, New Jersey	2	200		40,983	(e)
Total Consolidated			5	1,081	5,934	$236,559

Unconsolidated Multi-Family Rental:
03/21/13	Crystal House (f) (h)	Arlington, Virginia	1	828	8,281	$30,210
Unconsolidated Commercial:
12/09/13	100 Independence Mall West (g)	Philadelphia, Pennsylvania	1	-	339,615	2,800
Total Unconsolidated			2	828	347,896	$33,010

Total			7	1,909	353,830	$269,569

(a)	The Company owns 100 percent of these properties.
(b)	The acquisition cost was funded primarily through borrowings under the Company’s unsecured revolving credit facility.
(c)
The Company holds a 50 percent interest in this property. The joint venture acquired the property for $125 million and plans to reposition the property into a mixed-use environment through the creation of luxury rental apartments within a portion of the existing office space.

(d)
The acquisition cost consisted of $43.4 million in cash consideration and future purchase price earn out payment obligations, subject to conditions related to a real estate tax appeal, recorded at fair value of $3.0 million at closing. $42.6 million of the cash consideration was funded from funds held by a qualified intermediary, which were proceeds from the Company’s prior property sales. The remaining cash consideration was funded primarily from available cash on hand. $2.6 million of the earn-out obligation amount was paid in January 2014, with the remaining balance still potentially payable in the future.

(e)
$12.7 million of the acquisition cost was funded from funds held by a qualified intermediary, which were proceeds from the Company’s prior property sales. The remaining acquisition cost was funded primarily from available cash on hand.

(f)
The unconsolidated joint venture acquired the operating property, which is encumbered by a $165 million mortgage, for $247.5 million and a developable land parcel for $15 million. The Company owns 25 percent interest in the operating property and a 50 percent interest in the development parcel. On a capital event, the Company receives a promoted additional 25 percent interest over a 9.00 percent IRR.

(g)
The Company holds a 33 percent interest in this property. The joint venture acquired the property, which is encumbered by a $61.5 million mortgage loan, for approximately $40.5 million. As part of a more than $20 million reinvestment strategy for this property, the joint venture is planning upgrades to the building’s common areas, as well as build-out offices and the conversion of approximately 55,000 square feet of lower-level space into a 110-space parking garage.

(h)
The Company plans to reposition this property, which is targeted for additional investment by the Company, for unit and common area renovations. During repositioning, it is often necessary to take apartment homes offline for a short period of time to allow for renovations which can impact occupancy and operations.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

IV. PORTFOLIO SUMMARY

Properties Commencing Initial Operations
(dollars in thousands, except per square foot)

For the nine months September 30, 2014

None.

For the year ended December 31, 2013

					Rentable	Garage	Development		Development
				# of	Square	Parking	Costs Incurred		Cost Per
Date	Property/Address	Location	Type	Properties	Feet	Spaces	By Company		Square Foot
Consolidated Commercial/Mixed-Use:
06/05/13	14 Sylvan Way (c)	Parsippany, New Jersey	Office	1	203,506	-	$51,611	(a)	$254
08/01/13	Port Imperial South 4/5 (d)	Weehawken, New Jersey	Parking/Retail	1	16,736	850	71,040	(b)	n/a

Total Properties Commencing Initial Operations:				2	220,242	850	$122,651

(a)	Development costs included approximately $13.0 million in land costs and $4.3 million in leasing costs. Amounts are as of December 31, 2013.
(b)	Development costs included approximately $13.1 million in land costs, and hotel development rights. Amounts are as of December 31, 2013.
(c)	The Company owns 100 percent of this property.
(d)	Consolidated joint venture-Company has 43.75 percent effective ownership interest.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

IV. PORTFOLIO SUMMARY

Rental Property Sales/Dispositions
(dollars in thousands)

For the nine months ended September 30, 2014

				Rentable
Sale			# of	Square	Net Sales	Realized	Capitalization
Date	Property/Address	Location	Buildings	Feet	Proceeds	Gain	Rate (c)
04/23/14	22 Sylvan Way	Parsippany, New Jersey	1	249,409	$94,897	$34,653	6.20%
06/23/14	30 Knightsbridge Road (a)	Piscataway, New Jersey	4	680,350	54,641	2,280	11.90%
06/23/14	470 Chestnut Ridge Road (a) (b)	Woodcliff Lake, New Jersey	1	52,500	7,195	86	9.42%
06/23/14	530 Chestnut Ridge Road (a) (b)	Woodcliff Lake, New Jersey	1	57,204	6,299	64	7.74%
06/27/14	400 Rella Boulevard	Suffern, New York	1	180,000	27,539	16,601	5.00%
06/30/14	412 Mount Kemble Avenue (a)	Morris Township, New Jersey	1	475,100	44,751	900	5.70%
07/29/14	17-17 Route 208 North (a) (b)	Fair Lawn, New Jersey	1	143,000	11,835	104	9.14%
08/20/14	555,565, 570 Taxter Road (a)	Elmsford, New York	3	416,108	41,057	-	7.77%
08/20/14	220 - 220 White Plains Road (a)	Tarrytown, New York	2	178,000	12,619	-	3.01%
08/20/14	1266 East Main Street (a) (b)	Stamford, Connecticut	1	179,260	18,406	160	5.30%

Total Property Sales:			16	2,610,931	$319,239	$54,848

(a)
The Company completed the sale of these properties for approximately $221 million, comprised of: $192.5 million in cash from a combination of affiliates of Keystone Property Group’s (“Keystone Entities”) senior and pari-passu equity and mortgage financing; Company subordinated equity interests in each of the properties sold with capital accounts aggregating $21.2 million; and Company pari-passu equity interests in five of the properties sold aggregating $7.3 million.  Net sale proceeds from the sale aggregated $196.8 million which was comprised of the $221 million gross sales price less the subordinated equity interests of $21.2 million and $3 million in closing costs.  The purchasers of these properties are unconsolidated joint ventures formed between the Company and the Keystone Entities.  The senior and pari-passu equity will receive a 15 percent internal rate of return (“IRR”) after which the subordinated equity will receive a 10 percent IRR and then all distributable cash flow will be split equally between the Keystone Entities and the Company.  In connection with certain of these partial sale transactions, because the buyer received a preferential return on certain of the ventures for which the Company received subordinated equity interests, the Company only recognized profit to the extent that they received net proceeds in excess of their entire carrying value of the properties, effectively reflecting their retained subordinated equity interest at zero.

(b)
The Company recorded an impairment charge of $20.7 million on these properties at December 31, 2013 as it estimated that the carrying value of the properties may not be recoverable over their anticipated holding periods.

(c)	Capitalization rate is calculated by dividing the projected net operating income for the 12 months forward from the closing date by the gross sales price.

For the year ended December 31, 2013

				Rentable			Net Realized
Sale			# of	Square	Net Sales		Gains/	Capitalization
Date	Property/Address	Location	Properties	Feet	Proceeds		(Losses) (a)	Rate (b)
04/10/13	19 Skyline Drive (c)	Hawthorne, New York	1	248,400	$16,131		$126	(7.90)	% (h)
04/26/13	55 Corporate Drive	Bridgewater, New Jersey	1	204,057	70,967		19,659	6.25%
05/02/13	200 Riser Road	Little Ferry, New Jersey	1	286,628	31,775		16,923	7.38%
05/13/13	777 Passaic Avenue	Clifton, New Jersey	1	75,000	5,640		1,927	7.36%
05/30/13	16 and 18 Sentry Parkway West (d)	Blue Bell, Pennsylvania	2	188,103	19,041		(680)	15.60%
05/31/13	51 Imclone Drive (e)	Branchburg, New Jersey	1	63,213	6,101		823	8.66%
06/28/13	40 Richards Avenue	Norwalk, Connecticut	1	145,487	15,858		(1,169)	5.24%
07/10/13	106 Allen Road	Bernards Township, New Jersey	1	132,010	17,677		2,596	3.70%
08/27/13	Pennsylvania office portfolio (f) (g)	Suburban Philadelphia, Pennsylvania	15	1,663,511	207,425		43,166	9.90%

Total Property Sales:			24	3,006,409	$390,615	(i)	$83,371

(a)
This amount, net of impairment charges recorded in 2013 of $23.9 million on certain of the properties prior to their sale (per Note [f] below), comprises the $59.5 million of realized gains (losses) and unrealized losses on disposition of rental property and impairments, net, for the year ended December 31, 2013.

(b)	Capitalization rate is calculated by dividing the projected net operating income for the 12 months forward from the closing date by the gross sales price.
(c)
The Company recognized a valuation allowance of $7.1 million on this property at December 31, 2012. In connection with the sale, the Company provided an interest-free note receivable to the buyer of $5 million (with a net present value of $3.7 million at closing) which matures in 2023 and requires monthly payments of principal.

(d)	The Company recorded an $8.4 million impairment charge on these properties December 31, 2012. The Company has retained a subordinated interest in these properties.
(e)
The property was encumbered by a mortgage which was satisfied by the Company at the time of the sale. The Company incurred $0.7 million in costs for the debt satisfaction, which was included in discontinued operations: loss from early retirement of debt for the year ended December 31, 2013.

(f)
In order to reduce the carrying value of five of the properties to their estimated fair market values, the Company recorded impairment charges of $23.9 million at June 30, 2013. The fair value used in the impairment charges was based on the purchase and sale agreement for the properties ultimately sold.

(g)
The Company completed the sale of this office portfolio and three developable land parcels for approximately $233 million: $201 million in cash ($55.3 million of which was held by a qualified intermediary until such funds were used in acquisitions), a $10 million mortgage on one of the properties ($8 million of which was funded at closing) and subordinated equity interests in each of the properties being sold with capital accounts aggregating $22 million. Net sale proceeds from the sale aggregated $207 million which was comprised of the $233 million gross sales price less the subordinated equity interests of $22 million and $4 million in closing costs.  The purchasers of the Pennsylvania office portfolio are joint ventures formed between the Company and affiliates of the Keystone Property Group (the “Keystone Affiliates”).  The mortgage loan has a term of two years with a one year extension option and bears interest at LIBOR plus six percent.  The Company's equity interests in the joint ventures will be subordinated to Keystone Affiliates receiving a 15 percent internal rate of return (“IRR”) after which the Company will receive a ten percent IRR on its subordinated equity and then all profit will be split equally.  In connection with these partial sale transactions, because the buyer receives a preferential return, the Company only recognized profit to the extent that they received net proceeds in excess of their entire carrying value of the properties, effectively reflecting their retained subordinate equity interest at zero. As part of the transaction, the Company has rights to own, after zoning-approval-subdivision, land at the 150 Monument Road property located in Bala Cynwyd, Pennsylvania, for a contemplated multi-family residential development.

(h)	This property was vacant when sold.
(i)	This amount excludes approximately $0.5 million of net closing prorations and related adjustments received from sellers at closing.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

IV. PORTFOLIO SUMMARY

Breakdown of Company Holdings
(dollars in thousands)

As of September 30, 2014

		# of	Commercial	Garage
	# of	Apartment	Square	Parking
Property	Properties	Homes	Feet	Spaces
MULTI-FAMILY RENTAL PORTFOLIO (Section V on pages 48-52)
Stabilized Operating Communities
Consolidated Properties	6	1,301
Unconsolidated Joint Venture Interests:
Participating JVs	1	828
Subordinated Interests	6	1,769
Total Stabilized Operating Communities - included in Property Count:	13	3,898

Communities in Lease-Up:
Unconsolidated Joint Venture Interests:
Subordinated Interests	3	1,042
Total Properties in Lease-Up-Multi-Family:	3	1,042

Development Communities:
Consolidated Properties	n/a	108
Unconsolidated Joint Venture Interests:
Participating JVs	n/a	1,592
Subordinated Interests	n/a	683
Total Development Communities-Multi-Family:		2,383

Total Land Holdings/Pre-Development-Multi-Family:	n/a	8,355

OFFICE PORTFOLIO (Section VI on pages 54 to 70)
Stabilized Operating Properties
Consolidated Properties	226		25,363,590	850
Unconsolidated Joint Venture Interests:
Participating JVs (incl. 350-room hotel)	9		2,061,735
Subordinated Joint Ventures	31		4,025,572
Total Operating Properties - included in Property Count:	266		31,450,897	850

Total Land Holdings/Pre-Development-Office	-		5,748,750

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

IV. PORTFOLIO SUMMARY

Consolidated Property Listing

Office Properties

			Percentage	2014		2014
		Net	Leased	Base		Average
		Rentable	as of	Rent	Percentage	Base Rent
	Year	Area	9/30/14	($000’s)	of Total 2014	Per Sq. Ft.
Property Location	Built	(Sq. Ft.)	(%) (a)	(b) (c)	Base Rent (%)	($) (c) (d)

BERGEN COUNTY, NEW JERSEY
Fort Lee
One Bridge Plaza	1981	200,000	93.1	4,757	0.96	25.55
2115 Linwood Avenue	1981	68,000	65.8	999	0.20	22.33
Lyndhurst
210 Clay Avenue	1981	121,203	82.4	2,385	0.48	23.88
Montvale
135 Chestnut Ridge Road	1981	66,150	66.6	926	0.19	21.02
Paramus
15 East Midland Avenue	1988	259,823	54.2	3,514	0.71	24.95
140 East Ridgewood Avenue	1981	239,680	77.3	4,025	0.81	21.72
461 From Road	1988	253,554	87.6	2,558	0.52	11.52
650 From Road	1978	348,510	86.7	6,439	1.30	21.31
61 South Paramus Road (e)	1985	269,191	60.1	4,392	0.89	27.15
Rochelle Park
120 West Passaic Street	1972	52,000	99.6	1,502	0.30	29.00
365 West Passaic Street	1976	212,578	79.9	3,619	0.73	21.31
395 West Passaic Street	1979	100,589	62.5	1,104	0.22	17.56
Upper Saddle River
1 Lake Street	1973/94	474,801	100.0	7,465	1.51	15.72
10 Mountainview Road	1986	192,000	75.1	3,086	0.62	21.40
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	1,951	0.39	21.87
50 Tice Boulevard	1984	235,000	89.0	5,332	1.08	25.49
300 Tice Boulevard	1991	230,000	100.0	5,789	1.17	25.17

ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	72.9	4,685	0.95	25.97
Borough of Roseland
4 Becker Farm Road	1983	281,762	94.9	6,976	1.41	26.09
5 Becker Farm Road	1982	118,343	73.1	1,863	0.38	21.54
6 Becker Farm Road	1982	129,732	78.3	2,575	0.52	25.35
101 Eisenhower Parkway	1980	237,000	83.5	4,680	0.95	23.65
103 Eisenhower Parkway	1985	151,545	68.2	2,565	0.52	24.82
105 Eisenhower Parkway	2001	220,000	58.9	2,670	0.54	20.61
75 Livingston Avenue	1985	94,221	60.6	1,266	0.26	22.17
85 Livingston Avenue	1985	124,595	81.8	2,602	0.53	25.53

HUDSON COUNTY, NEW JERSEY
Jersey City
Harborside Plaza 1	1983	400,000	100.0	11,328	2.29	28.32
Harborside Plaza 2	1990	761,200	48.3	12,699	2.57	34.54
Harborside Plaza 3	1990	725,600	78.4	20,058	4.05	35.26
Harborside Plaza 4-A	2000	207,670	100.0	6,617	1.34	31.86
Harborside Plaza 5	2002	977,225	87.7	31,665	6.40	36.95
101 Hudson Street	1992	1,246,283	86.1	28,557	5.77	26.61

MERCER COUNTY, NEW JERSEY
Hamilton Township
3 AAA Drive	1981	35,270	83.0	598	0.12	20.43
600 Horizon Drive	2002	95,000	100.0	1,191	0.24	12.54
700 Horizon Drive	2007	120,000	100.0	2,459	0.50	20.49
2 South Gold Drive	1974	33,962	72.0	483	0.10	19.75

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

IV. PORTFOLIO SUMMARY

Consolidated Property Listing

Office Properties
(Continued)

			Percentage	2014		2014
		Net	Leased	Base		Average
		Rentable	as of	Rent	Percentage	Base Rent
	Year	Area	9/30/14	($000’s)	of Total 2014	Per Sq. Ft.
Property Location	Built	(Sq. Ft.)	(%) (a)	(b) (c)	Base Rent (%)	($) (c) (d)

Princeton
103 Carnegie Center	1984	96,000	94.9	2,140	0.43	23.49
2 Independence Way	1981	67,401	100.0	1,537	0.31	22.80
3 Independence Way	1983	111,300	95.9	1,682	0.34	15.76
100 Overlook Center	1988	149,600	89.6	3,722	0.75	27.77
5 Vaughn Drive	1987	98,500	100.0	2,498	0.50	25.36

MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road	1977	40,000	100.0	372	0.08	9.30
Edison
343 Thornall Street (c)	1991	195,709	96.8	3,656	0.74	19.30
Plainsboro
500 College Road East (e)	1984	158,235	85.2	3,130	0.63	23.22
Woodbridge
581 Main Street	1991	200,000	97.6	5,110	1.03	26.18

MONMOUTH COUNTY, NEW JERSEY
Freehold
2 Paragon Way	1989	44,524	59.5	485	0.10	18.31
3 Paragon Way	1991	66,898	88.2	1,173	0.24	19.88
4 Paragon Way	2002	63,989	30.8	449	0.09	22.78
100 Willow Brook Road	1988	60,557	57.4	766	0.15	22.04
Holmdel
23 Main Street	1977	350,000	100.0	4,012	0.81	11.46
Middletown
One River Center Bldg 1	1983	122,594	96.6	2,849	0.58	24.06
One River Center Bldg 2	1983	120,360	97.5	2,585	0.52	22.03
One River Center Bldg 3 and 4	1984	214,518	93.3	4,682	0.95	23.39
Neptune
3600 Route 66	1989	180,000	96.1	2,725	0.55	15.75
Wall Township
1305 Campus Parkway	1988	23,350	92.4	501	0.10	23.22
1350 Campus Parkway	1990	79,747	99.9	983	0.20	12.34

MORRIS COUNTY, NEW JERSEY
Florham Park
325 Columbia Turnpike	1987	168,144	100.0	4,049	0.82	24.08
Morris Plains
250 Johnson Road	1977	75,000	-	1,262	0.25	-
201 Littleton Road	1979	88,369	75.4	1,295	0.26	19.44
Parsippany
4 Campus Drive	1983	147,475	68.0	2,190	0.44	21.84
6 Campus Drive	1983	148,291	76.8	2,437	0.49	21.40
7 Campus Drive	1982	154,395	86.3	2,818	0.57	21.15
8 Campus Drive	1987	215,265	67.4	3,667	0.74	25.27
9 Campus Drive	1983	156,495	29.1	1,021	0.21	22.42
4 Century Drive	1981	100,036	52.8	1,024	0.21	19.39
5 Century Drive	1981	79,739	61.4	935	0.19	19.10
6 Century Drive	1981	100,036	58.0	1,094	0.22	18.86
2 Dryden Way	1990	6,216	100.0	99	0.02	15.93
4 Gatehall Drive	1988	248,480	70.4	4,911	0.99	28.07

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

IV. PORTFOLIO SUMMARY

Consolidated Property Listing

Office Properties
(Continued)

			Percentage	2014		2014
		Net	Leased	Base		Average
		Rentable	as of	Rent	Percentage	Base Rent
	Year	Area	9/30/14	($000’s)	of Total 2014	Per Sq. Ft.
Property Location	Built	(Sq. Ft.)	(%) (a)	(b) (c)	Base Rent (%)	($) (c) (d)

2 Hilton Court	1991	181,592	100.0	6,528	1.32	35.95
1633 Littleton Road	1978	57,722	-	660	0.13	-
600 Parsippany Road	1978	96,000	89.6	1,649	0.33	19.17
1 Sylvan Way	1989	150,557	96.0	4,088	0.83	28.28
4 Sylvan Way	1984	105,135	100.0	1,464	0.30	13.92
5 Sylvan Way	1989	151,383	72.3	2,749	0.56	25.12
7 Sylvan Way	1987	145,983	-	10	0.00	-
14 Sylvan Way	2013	203,506	100.0	5,068	1.02	24.90
20 Waterview Boulevard	1988	225,550	93.8	4,727	0.96	22.34
35 Waterview Boulevard	1990	172,498	87.0	3,979	0.80	26.51
5 Wood Hollow Road	1979	317,040	68.8	5,455	1.10	25.01

PASSAIC COUNTY, NEW JERSEY
Totowa
999 Riverview Drive	1988	56,066	91.8	878	0.18	17.06

SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road	1986	49,000	73.0	803	0.16	22.45
233 Mt. Airy Road	1987	66,000	67.5	678	0.14	15.22
Bridgewater
440 Route 22 East	1990	198,376	95.5	4,768	0.96	25.17
721 Route 202/206	1989	192,741	98.6	4,414	0.89	23.23
Warren
10 Independence Boulevard	1988	120,528	92.6	2,783	0.56	24.94

UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue	1985	182,555	90.1	4,221	0.85	25.66
Cranford
6 Commerce Drive	1973	56,000	91.3	1,050	0.21	20.54
11 Commerce Drive	1981	90,000	84.8	1,824	0.37	23.90
12 Commerce Drive	1967	72,260	84.7	926	0.19	15.13
14 Commerce Drive	1971	67,189	88.3	1,150	0.23	19.38
20 Commerce Drive	1990	176,600	98.3	3,801	0.77	21.90
25 Commerce Drive	1971	67,749	91.6	1,313	0.27	21.16
65 Jackson Drive	1984	82,778	53.9	968	0.20	21.70
New Providence
890 Mountain Avenue	1977	80,000	77.1	1,224	0.25	19.84

Total New Jersey Office		17,115,194	81.5	344,417	69.61	24.70

NEW YORK COUNTY, NEW YORK
New York
125 Broad Street	1970	524,476	100.0	18,234	3.68	34.77

WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road (c)	1975	60,000	90.1	1,036	0.21	19.16
101 Executive Boulevard	1971	50,000	-	49	0.01	-
Hawthorne
1 Skyline Drive	1980	20,400	99.0	370	0.07	18.32
2 Skyline Drive	1987	30,000	100.0	543	0.11	18.10

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

IV. PORTFOLIO SUMMARY

Consolidated Property Listing

Office Properties
(Continued)

			Percentage	2014		2014
		Net	Leased	Base		Average
		Rentable	as of	Rent	Percentage	Base Rent
	Year	Area	9/30/14	($000’s)	of Total 2014	Per Sq. Ft.
Property Location	Built	(Sq. Ft.)	(%) (a)	(b) (c)	Base Rent (%)	($) (c) (d)

7 Skyline Drive	1987	109,000	78.4	2,052	0.41	24.01
17 Skyline Drive (e)	1989	85,000	100.0	1,411	0.29	16.60
White Plains
1 Barker Avenue	1975	68,000	85.9	1,559	0.32	26.69
3 Barker Avenue	1983	65,300	94.6	1,418	0.29	22.95
50 Main Street	1985	309,000	79.1	7,924	1.60	32.42
11 Martine Avenue	1987	180,000	77.7	4,347	0.88	31.08
1 Water Street	1979	45,700	66.9	792	0.16	25.90
Yonkers
1 Executive Boulevard	1982	112,000	100.0	2,917	0.59	26.04
3 Executive Boulevard	1987	58,000	100.0	1,688	0.34	29.10

Total New York Office		1,716,876	87.6	44,340	8.96	29.48

WASHINGTON, D.C.
1201 Connecticut Avenue, NW	1940	169,549	88.1	6,649	1.34	44.51
1400 L Street, NW	1987	159,000	100.0	5,882	1.19	36.99

Total District of Columbia Office		328,549	93.9	12,531	2.53	40.64

PRINCE GEORGE'S COUNTY, MARYLAND
Greenbelt
9200 Edmonston Road	1973	38,690	100.0	1,058	0.21	27.35
6301 Ivy Lane	1979	112,003	68.5	1,521	0.31	19.82
6303 Ivy Lane	1980	112,047	13.2	1,008	0.20	68.15
6305 Ivy Lane	1982	112,022	86.4	1,919	0.39	19.83
6404 Ivy Lane	1987	165,234	74.7	2,608	0.53	21.13
6406 Ivy Lane	1991	163,857	77.0	944	0.19	7.48
6411 Ivy Lane	1984	138,405	74.2	2,233	0.45	21.74
Lanham
4200 Parliament Place	1989	122,000	97.4	2,864	0.58	24.10

Total Maryland Office		964,258	72.4	14,155	2.86	20.28

TOTAL OFFICE PROPERTIES		20,124,877	81.8	415,443	83.96	25.24

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

IV. PORTFOLIO SUMMARY

Consolidated Property Listing

Office/Flex Properties

			Percentage	2014		2014
		Net	Leased	Base		Average
		Rentable	as of	Rent	Percentage	Base Rent
	Year	Area	9/30/14	($000’s)	of Total 2014	Per Sq. Ft.
Property Location	Built	(Sq. Ft.)	(%) (a)	(b) (c)	Base Rent (%)	($) (c) (d)

BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane	1991	64,500	100.0	426	0.09	6.60
5 Terri Lane	1992	74,555	100.0	621	0.12	8.33
Moorestown
2 Commerce Drive	1986	49,000	69.2	222	0.04	6.55
101 Commerce Drive	1988	64,700	100.0	275	0.06	4.25
102 Commerce Drive	1987	38,400	100.0	254	0.05	6.61
201 Commerce Drive	1986	38,400	50.0	41	0.01	2.14
202 Commerce Drive	1988	51,200	25.0	89	0.02	6.95
1 Executive Drive	1989	20,570	100.0	203	0.04	9.87
2 Executive Drive	1988	60,800	64.0	323	0.06	8.30
101 Executive Drive	1990	29,355	99.7	297	0.06	10.15
102 Executive Drive	1990	64,000	100.0	474	0.10	7.41
225 Executive Drive	1990	50,600	45.8	173	0.03	7.47
97 Foster Road	1982	43,200	100.0	170	0.03	3.94
1507 Lancer Drive	1995	32,700	100.0	147	0.03	4.50
1245 North Church Street	1998	52,810	50.5	187	0.04	7.01
1247 North Church Street	1998	52,790	86.7	257	0.05	5.62
1256 North Church Street	1984	63,495	100.0	477	0.10	7.51
840 North Lenola Road	1995	38,300	47.0	183	0.04	10.17
844 North Lenola Road	1995	28,670	100.0	203	0.04	7.08
915 North Lenola Road	1998	52,488	100.0	292	0.06	5.56
2 Twosome Drive	2000	48,600	100.0	404	0.08	8.31
30 Twosome Drive	1997	39,675	74.8	212	0.04	7.14
31 Twosome Drive	1998	84,200	100.0	429	0.09	5.10
40 Twosome Drive	1996	40,265	100.0	305	0.06	7.57
41 Twosome Drive	1998	43,050	100.0	282	0.06	6.55
50 Twosome Drive	1997	34,075	56.0	122	0.02	6.39

GLOUCESTER COUNTY, NEW JERSEY
West Deptford
1451 Metropolitan Drive	1996	21,600	100.0	127	0.03	5.88

MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Center Boulevard	1989	13,275	100.0	180	0.04	13.56
200 Horizon Drive	1991	45,770	100.0	695	0.14	15.18
300 Horizon Drive	1989	69,780	53.2	525	0.11	14.14
500 Horizon Drive	1990	41,205	93.8	577	0.12	14.93

MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	612	0.12	17.49
1340 Campus Parkway	1992	72,502	75.1	852	0.17	15.65
1345 Campus Parkway	1995	76,300	100.0	995	0.20	13.04
1433 Highway 34	1985	69,020	98.1	593	0.12	8.76
1320 Wyckoff Avenue	1986	20,336	100.0	222	0.04	10.92
1324 Wyckoff Avenue	1987	21,168	100.0	182	0.04	8.60

PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court	1999	38,961	100.0	596	0.12	15.30
2 Center Court	1998	30,600	100.0	201	0.04	6.57
11 Commerce Way	1989	47,025	100.0	536	0.11	11.40
20 Commerce Way	1992	42,540	95.5	274	0.06	6.74
29 Commerce Way	1990	48,930	100.0	306	0.06	6.25
40 Commerce Way	1987	50,576	86.3	558	0.11	12.78
45 Commerce Way	1992	51,207	100.0	523	0.11	10.21

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

IV. PORTFOLIO SUMMARY

Consolidated Property Listing

Office/Flex Properties
(Continued)

			Percentage	2014		2014
		Net	Leased	Base		Average
		Rentable	as of	Rent	Percentage	Base Rent
	Year	Area	9/30/14	($000’s)	of Total 2014	Per Sq. Ft.
Property Location	Built	(Sq. Ft.)	(%) (a)	(b) (c)	Base Rent (%)	($) (c) (d)

60 Commerce Way	1988	50,333	100.0	426	0.09	8.46
80 Commerce Way	1996	22,500	63.8	241	0.05	16.79
100 Commerce Way	1996	24,600	100.0	263	0.05	10.69
120 Commerce Way	1994	9,024	100.0	106	0.02	11.75
140 Commerce Way	1994	26,881	99.5	316	0.06	11.81

Total New Jersey Office/Flex		2,189,531	87.6	16,974	3.43	8.85

WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road	1974	31,800	100.0	410	0.08	12.89
75 Clearbrook Road	1990	32,720	100.0	521	0.11	15.92
125 Clearbrook Road	2002	33,000	100.0	479	0.10	14.52
150 Clearbrook Road	1975	74,900	99.3	971	0.20	13.06
175 Clearbrook Road	1973	98,900	96.7	1,295	0.26	13.54
200 Clearbrook Road	1974	94,000	98.8	1,190	0.24	12.81
250 Clearbrook Road	1973	155,000	95.1	938	0.19	6.36
50 Executive Boulevard	1969	45,200	59.6	316	0.06	11.73
77 Executive Boulevard	1977	13,000	100.0	244	0.05	18.77
85 Executive Boulevard	1968	31,000	40.6	51	0.01	4.05
300 Executive Boulevard	1970	60,000	100.0	606	0.12	10.10
350 Executive Boulevard	1970	15,400	99.4	230	0.05	15.03
399 Executive Boulevard	1962	80,000	100.0	1,047	0.21	13.09
400 Executive Boulevard	1970	42,200	71.1	559	0.11	18.63
500 Executive Boulevard	1970	41,600	100.0	762	0.15	18.32
525 Executive Boulevard	1972	61,700	100.0	994	0.20	16.11
1 Westchester Plaza	1967	25,000	100.0	352	0.07	14.08
2 Westchester Plaza	1968	25,000	100.0	343	0.07	13.72
3 Westchester Plaza	1969	93,500	97.9	1,072	0.22	11.71
4 Westchester Plaza	1969	44,700	100.0	695	0.14	15.55
5 Westchester Plaza	1969	20,000	100.0	302	0.06	15.10
6 Westchester Plaza	1968	20,000	100.0	257	0.05	12.85
7 Westchester Plaza	1972	46,200	100.0	660	0.13	14.29
8 Westchester Plaza	1971	67,200	100.0	1,239	0.25	18.44
Hawthorne
200 Saw Mill River Road	1965	51,100	100.0	725	0.15	14.19
4 Skyline Drive	1987	80,600	93.0	1,294	0.26	17.26
5 Skyline Drive	1980	124,022	99.8	1,667	0.34	13.47
6 Skyline Drive	1980	44,155	72.8	576	0.12	17.92
8 Skyline Drive	1985	50,000	85.4	821	0.17	19.23
10 Skyline Drive	1985	20,000	100.0	392	0.08	19.60
11 Skyline Drive (e)	1989	45,000	100.0	997	0.20	22.16
12 Skyline Drive (e)	1999	46,850	71.7	555	0.11	16.52
15 Skyline Drive (e)	1989	55,000	55.5	196	0.04	6.42
Yonkers
100 Corporate Boulevard	1987	78,000	98.3	1,570	0.32	20.48
200 Corporate Boulevard South	1990	84,000	58.2	1,649	0.33	33.73
4 Executive Plaza	1986	80,000	100.0	1,386	0.28	17.33
6 Executive Plaza	1987	80,000	100.0	1,640	0.33	20.50
1 Odell Plaza	1980	106,000	100.0	1,541	0.31	14.54
3 Odell Plaza	1984	71,065	100.0	1,596	0.32	22.46
5 Odell Plaza	1983	38,400	99.6	649	0.13	16.97
7 Odell Plaza	1984	42,600	100.0	845	0.17	19.84

Total New York Office/Flex		2,348,812	93.1	33,632	6.79	15.39

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

IV. PORTFOLIO SUMMARY

Consolidated Property Listing

Office/Flex Properties (continued)
and Industrial/Warehouse, Retail Properties, and Land Leases

			Percentage	2014		2014
		Net	Leased	Base		Average
		Rentable	as of	Rent	Percentage	Base Rent
	Year	Area	9/30/14	($000’s)	of Total 2014	Per Sq. Ft.
Property Location	Built	(Sq. Ft.)	(%) (a)	(b) (c)	Base Rent (%)	($) (c) (d)

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue	1986	88,000	100.0	1,576	0.32	17.91
500 West Avenue	1988	25,000	100.0	338	0.07	13.52
550 West Avenue	1990	54,000	81.3	795	0.16	18.11
600 West Avenue	1999	66,000	100.0	670	0.14	10.15
650 West Avenue	1998	40,000	100.0	490	0.10	12.25

Total Connecticut Office/Flex		273,000	96.3	3,869	0.79	14.72

TOTAL OFFICE/FLEX PROPERTIES		4,811,343	90.7	54,475	11.01	12.48

WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane (e)	1957	6,600	100.0	106	0.02	16.06
2 Warehouse Lane (e)	1957	10,900	100.0	158	0.03	14.50
3 Warehouse Lane (e)	1957	77,200	100.0	399	0.08	5.17
4 Warehouse Lane (e)	1957	195,500	97.0	1,908	0.39	10.06
5 Warehouse Lane (e)	1957	75,100	97.1	952	0.19	13.06
6 Warehouse Lane (e)	1982	22,100	100.0	555	0.11	25.11

Total Industrial/Warehouse Properties		387,400	97.9	4,078	0.82	10.75

HUDSON COUNTY, NEW JERSEY
Weehawken
500 Avenue at Port Imperial	2013	16,736	52.2	-	-	-

Total New Jersey Retail Properties		16,736	52.2	-	-	-

WESTCHESTER COUNTY, NEW YORK
Tarrytown
230 White Plains Road	1984	9,300	-	164	0.03	-
Yonkers
2 Executive Boulevard	1986	8,000	100.0	305	0.06	38.13

Total New York Retail Properties		17,300	46.2	469	0.09	58.63

Total Retail Properties		34,036	49.2	469	0.09	28.02

WESTCHESTER COUNTY, NEW YORK
Elmsford
700 Executive Boulevard	-	-	-	158	0.03	-
Yonkers
1 Enterprise Boulevard	-	-	-	185	0.04	-

Total New York Land Leases		-	-	343	0.07	-

PRINCE GEORGE'S COUNTY, MARYLAND
Greenbelt
Capital Office Park Parcel A	-	-	-	153	0.03	-

Total Maryland Land Leases		-	-	153	0.03

Total Land Leases		-	-	496	0.10	-

TOTAL COMMERCIAL PROPERTIES		25,357,656	83.7	474,961	95.98	22.38

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

IV. PORTFOLIO SUMMARY

Consolidated Property Listing

Multi-Family Properties

			Commercial
		Net	Percentage		Percentage	2014		2014
		Rentable	Leased		Leased	Base		Average
		Commercial	as of		as of	Rent	Percentage	Base Rent
	Year	Area	9/30/14	Number	9/30/14	($000’s)	of Total 2014	Per Home
Multi-Family Properties	Built	(Sq. Ft.)	(%) (a)	of Units	(%) (a)	(b) (c)	Base Rent (%)	($) (c) (j)

MIDDLESEX COUNTY, NEW JERSEY
New Brunswick
Richmond Court (f) (g)	1997	-	-	82	100.0	1,156	0.24	1,499
Riverwatch Commons (f) (g)	1995	-	-	118	98.3	1,643	0.33	1,506

UNION COUNTY, NEW JERSEY
Rahway
Park Square (f) (h)	2011	5,934	81.5	159	95.6	3,174	0.64	2,016

Total New Jersey Multi-Family		5,934	81.5	359	97.5	5,973	1.21	1,726

ESSEX COUNTY, MASSACHUSETTS
Andover
Andover Place (f) (i)	1988	-	-	220	96.4	1,529	0.31	1,261

SUFFOLK COUNTY, MASSACHUSETTS
Revere
Alterra at Overlook Ridge 1A	2004	-	-	310	98.1	5,311	1.07	1,456
Alterra at Overlook Ridge 1B	2008	-	-	412	98.5	7,059	1.43	1,449

Total Massachusetts Multi-Family		-	-	942	97.9	13,899	2.81	1,408

Total Multi-Family Properties		5,934		1,301	97.8	19,872	4.02	1,496

TOTAL PROPERTIES		25,363,590		1,301		494,833	100.00

(a)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future and leases expiring September 30, 2014 aggregating 160,152 square feet (representing 0.6 percent of the Company’s total net rentable square footage) for which no new leases were signed.

(b)
Total base rent for the 12 months ended September 30, 2014, determined in accordance with generally accepted accounting principles (“GAAP”). Substantially all of the commercial leases provide for annual base rents plus recoveries and escalation charges based upon the tenant’s proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage. For the 12 months ended September 30, 2014, total escalations and recoveries from tenants were: $61,013, or $3.63 per leased square foot, for office properties; $9,515, or $2.18 per leased square foot, for office/flex properties; and $1,987, or $5.02 per leased square foot, for other properties.

(c)	Excludes space leased by the Company.
(d)	Base rent for the 12 months ended September 30, 2014 divided by net rentable commercial square feet leased at September 30, 2014.
(e)	This property is located on land leased by the Company.
(f)
As this property was acquired, commenced initial operations or initially consolidated by the Company during the 12 months ended September 30, 2014, the amounts represented in 2014 base rent reflect only that portion of those 12 months during which the Company owned or consolidated the property. Accordingly, these amounts may not be indicative of the property’s full year results.  For comparison purposes, the amounts represented in 2014 average base rent per sq. ft. and per unit for this property have been calculated by taking the 12 months ended September 30, 2014 base rent for such property and annualizing these partial-year results, dividing such annualized amounts by the net rentable square feet leased or occupied units at September 30, 2014. These annualized per square foot and per unit amounts may not be indicative of the property’s results had the Company owned or consolidated the property for the entirety of the 12 months ended September 30, 2014.

(g)	Acquired on December 19, 2013. Amounts reflect period of ownership.
(h)	Acquired on November 20, 2013. Amounts reflect period of ownership.
(i)	Acquired on April 10, 2014. Amounts reflect period of ownership.
(j)	Annualized base rent for the 12 months ended September 30, 2014 divided by units occupied at September 30, 2014, divided by 12.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

IV. PORTFOLIO SUMMARY

Unconsolidated Joint Ventures Summary
(as of September 30, 2014)

Breakdown of Unconsolidated Joint Ventures
(dollars in thousands)

						Company’s		Net Operating
				# of	Revenue	Effective		Income (c)		Property Debt				Preferred (d)
		Year	Percent	Apartment	Per	Ownership		3 Mos	9 Mos		Maturity	Interest		Company	Capital		Return
Joint Venture / Property Name	Location	Built	Occupied	Homes	Unit (b)%			09/30/14	09/30/14	Balance	Date	Rate		Balance (p)	Balance		Rate	Investor
Operating Multi-family Residential: (a)
Marbella RoseGarden, L.L.C. / Marbella	Jersey City, NJ	2003	96.8%	412	$2,794	24.27%		$2,115	$6,260	$95,000	05/01/18	4.99%		$134 (x)	$8,105		9.50%	Prudential
RoseGarden Monaco, L.L.C. / Monaco (North and South)	Jersey City, NJ	2011	97.1%	523	3,230	15.00%		3,363	9,883	165,000	02/01/21	4.19%		-	80,653		9.00%	Prudential
Rosewood Morristown, L.L.C. / Metropolitan at 40 Park	Morristown, NJ	2010	97.0%	130	3,241	12.50%		712	2,207	38,600	09/01/20	3.25%		695 (e)	21,008		9.00%	Prudential
Rosewood Lafayette Holdings, L.L.C. / Highlands at Morristown Station	Morristown, NJ	2009	97.3%	217	2,609	25.00%		1,077	3,262	38,846	07/01/15	4.00%		118 (y)	33,403		9.00%	Prudential
PruRose Port Imperial South 15 LLC / RiversEdge at Port Imperial	Weehawken, NJ	2009	94.8%	236	2,972	50.00%	(f)	981	3,063	57,500	09/01/20	4.32%		-	40,610		9.00%	Prudential
Overlook Ridge JV, L.L.C. / Quarrystone	Malden, MA	2008	96.9%	251	2,126	50.00%		925	2,866	69,580	03/15/16	(g)		-	37,544	(h)	15.00%	Lennar
Crystal House Apartments Investors LLC / Crystal House	Arlington, VA	1962	91.5%	828	1,949	25.00%	(s)	2,785	7,863	165,000	04/01/20	3.17%		-	-		-	-

Total Operating Multi-family Residential:			95.0%	2,597	$2,571			$11,958	$35,404	$629,526				$947	$221,323
															-
						Company’s		Net Operating
						Effective		Income (c)		Property Debt				Preferred (d)
		Year	Percent	Square		Ownership		3 Mos	9 Mos		Maturity	Interest		Company	Capital		Return
Joint Venture / Property Name	Location	Built	Leased	Feet		%		09/30/14	09/30/14	Balance	Date	Rate		Balance	Balance		Rate	Investor
Operating Commercial:
Roseland/North Retail, L.L.C. / Riverwalk at Port Imperial	West New York, NJ	2008	64.0%	30,745		20.00%		$75	$323	-	-	-			$6,456		9.00%	Prudential
BNES Associates III / Offices at Crystal Lake	West Orange, NJ	2003	100.0%	106,345		31.25%		328	1,189	$6,907	11/01/23	4.76%		-	-		-	-
Red Bank Corporate Plaza / Red Bank	Red Bank, NJ	2007	100.0%	92,878		50.00%		607	1,819	16,054	05/17/16	L+3.00%	(i)	-	-		-	-
12 Vreeland Realty L.L.C. / 12 Vreeland Road	Florham Park, NJ	1984	100.0%	139,750		50.00%		351	1,192	14,124	07/01/23	2.87%		-	-		-	-
Rosewood Morristown, L.L.C. / Shops at 40 Park	Morristown, NJ	2010	60.4%	50,973		12.50%		205	539	6,500	08/28/18	3.63%		-	-	(e)	9.00%	Prudential
Keystone -Penn	Suburban Philadelphia, PA	Various	83.5%	1,875,693		(q)		6,842	18,047	201,606	(r)	(r)		-	33,014		15.00%	KPG
KPG-P 100 IMW JV, LLC / 100 Independence Mall West	Philadelphia, PA	1965	97.4%	339,615		33.33%		514	1,123	61,500	09/09/16	L+7.00%		-	-		-	-
KPG-MCG Curtis JV, LLC / Curtis Center (u)	Philadelphia, PA	(t)	87.5%	885,000		50.00%		2,583	3,227	-	-	-		-	-		-	-
Keystone-TriState	Northern NJ/NY/CT	Various	81.0%	2,203,351		(aa)		6,303	4,327	204,548	(v)	(v)		-	33,391		15.00%	KPG

Total Operating Commercial:				5,724,350				$17,808	$31,786	$511,239				-	$72,861

						Company’s		Net Operating
				Number		Effective		Income (c)		Property Debt				Preferred (d)
		Year		of		Ownership		3 Mos	9 Mos		Maturity	Interest		Company	Capital		Return
Joint Venture/Property Name	Location	Built		Rooms		%		09/30/14	09/30/14	Balance	Date	Rate		Balance	Balance		Rate	Investor
Hotel:
Harborside South Pier / Hyatt Regency Jersey City on the Hudson	Jersey City, NJ	2002		350		50.00%		$3,742	$11,473	$65,974	(j)	(j)		-	-		-	-

						Company’s		Net Operating
						Effective		Income (c)		Property Debt				Preferred (d)
						Ownership		3 Mos	9 Mos		Maturity	Interest		Company	Capital		Return
Joint Venture/Property Name	Location					%		09/30/14	09/30/14	Balance	Date	Rate		Balance	Balance		Rate	Investor
Other Investment:
Stamford SM L.L.C. / Senior Mezzanine Loan (w)	Stamford, CT					80.00%		$652	$2,957	-	-	-		-	-		-	-

See footnotes on page 42.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

IV. PORTFOLIO SUMMARY

Breakdown of Unconsolidated Joint Ventures
(dollars in thousands)
(continued)

					Company’s
		Estimated		# of	Effective		Property Debt				Preferred (d)
		Stabilization	Percent	Apartment	Ownership			Maturity	Interest		Company	Capital		Return
Joint Venture/Property Name	Location	Date	Leased	Homes	%		Balance	Date	Rate		Balance	Balance		Rate	Investor
Communities in Lease Up: (a)
PruRose Riverwalk G, L.L.C. / RiverTrace at Port Imperial	West New York, NJ	4Q-2014	93.7%	316	25.00%		$79,053	07/15/21	6.00%		-	$44,335		7.75%	UBS
Elmajo Urban Renewal Associates, L.L.C. / Lincoln Harbor (Bldg A&C)	Weehawken, NJ	4Q-2014	94.1%	355	7.50%		79,266	06/27/16	L+2.10%		-	61,332		8.50%	Hartz
Overlook Ridge JV 2C/3B, L.L.C. / Overlook Ridge 2C & 3B	Malden, MA	2Q-2015	75.2%	371	50.00%		47,872	12/26/15	L+2.50%	(k)	-	26,630		6.50%	UBS

Total Development Communities in Lease Up:				1,042			$206,191					$132,297

		Estimated			Company’s
		Initial		# of	Effective		Property Debt				Preferred (d)
		Delivery		Apartment	Ownership			Maturity	Interest		Company	Capital		Return
Joint Venture/Property Name	Location	Date		Homes	%		Balance	Date	Rate		Balance	Balance		Rate	Investor
Development Communities: (a)
RiverPark at Harrison I Urban Renewal LLC / RiverPark at Harrison	Harrison, NJ	4Q-2014		141	36.00%		$17,446	06/27/16	L+2.35%		$3,307	$4,933		7.25%	-
Portside Master Company, LLC / Portside at Pier One – Bldg 7	East Boston, MA	4Q-2014		176	38.25%		32,693	12/04/15	L+2.50%		-	26,660		9.00%	Prudential
Prurose Port Imperial South 13, LLC / Port Imperial Bldg 13	Weehawken, NJ	1Q-2015		280	20.00%	(f)	37,355	06/27/16	L+2.15%	(l)	2,147	49,189	(m)	9.00%	Prudential
Estuary Urban Renewal Unit B, LLC / Lincoln Harbor (Bldg B)	Weehawken, NJ	1Q-2015		227	75.00%		30,830	01/25/17	L+2.10%		-	33,629		8.50%	Hartz
Capitol Place Mezz LLC / Station Townhouses	Washington, D.C.	1Q-2015		377	50.00%		55,414	07/01/33	4.82%		-	-		-	-
RoseGarden Marbella South, L.L.C. / Marbella II	Jersey City, NJ	4Q-2015		311	24.27%		19,626	03/30/17	L+2.25%		5,915	18,699	(n)	9.00%	Prudential
Harborside Unit A Urban Renewal, L.L.C. / URL Harborside	Jersey City, NJ	3Q-2016		763	85.00%		-	08/01/29	5.20%		-	-		-	-

Total In-Process Development Projects:				2,275			$193,364				$11,369	$133,110

					Company’s
			Potential	Potential	Effective		Property Debt				Preferred (d)
			Apartment	Commercial	Ownership			Maturity	Interest		Company	Capital		Return
Joint Venture/Property Name	Location		Homes	Square Feet	%		Balance	Date	Rate		Balance	Balance		Rate	Investor
Land Holdings/Predevelopment: (a)
Hillsborough 206 Holdings, L.L.C. / Hillsborough 206	Hillsborough, NJ		n/a	160,000	50.00%		-	-	-		-	-		-	-
RoseGarden Monaco, L.L.C. / San Remo Land	Jersey City, NJ		300	n/a	41.67%		-	-	-		-	-		-	-
Grand Jersey Waterfront URA, L.L.C. / Liberty Landing	Jersey City, NJ		1,000	n/a	50.00%		-	-	-		-	-		-	-
RiverPark at Harrison I, L.L.C. / RiverPark at Harrison 5-8	Harrison, NJ		141	n/a	Land Option		-	-	-		-	-		-	-
Plaza VIII and IX Associates, L.L.C. / Vacant land/parking	Jersey City, NJ		n/a	1,225,000	50.00%		-	-	-		-	-		-	-
Roseland/Port Imperial Partners, L.P. / Port Imperial North	West New York, NJ		836	n/a	20.00%		-	-	-		-	-		-	-
Crystal House Apartments Investors LLC / Crystal House	Arlington, VA		295	n/a	50.00%		-	-	-		-	-		-	-
Rosewood Morristown, L.L.C. / Lofts at 40 Park	Morristown, NJ		59	n/a	25.00%		$1,117	09/30/15	L+2.50%		-	-		-	-
Roseland/Port Imperial Partners, L.P. / Riverwalk C	West New York, NJ		363	n/a	20.00%		-	-	-		-	$25,018	(o)	10.00%	Prudential

Total Land Holdings/Predevelopment:			2,994	1,385,000			$1,117				-	$25,018

See footnotes on page 42.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

IV. PORTFOLIO SUMMARY

Breakdown of Unconsolidated Joint Ventures
(continued, dollars in thousands)

Footnotes for pages 40 and 41:

(a)	See additional details related to the multi-family joint ventures on pages 48-52.
(b)	Total apartment revenue for the quarter ended September 30, 2014 divided by the average percent leased for the quarter ended September 30, 2014, divided by the number of units and divided by 3.
(c)	Net operating income equals total property revenues less real estate taxes, utilities and operating expenses.
(d)	Includes capital account balance and accrued unpaid preferred return where applicable.
(e)	Capital balances apply to both properties. Balance represents capital account held by Rosewood Morristown, L.L.C., of which the Company owns a 50 percent interest.
(f)	A third party has a 20 percent economic interest in net company distributions.
(g)	The senior loan, with a balance of $52,580 bears interest at LIBOR+2.00 percent and the junior loan, with a balance of $17,000, bears interest at LIBOR+0.90 percent.
(h)	Includes a priority partnership loan which has an accrued interest balance of $18,715 as of September 30, 2014.
(i)
On September 22, 2011, the venture entered into an interest rate swap agreement with a commercial bank. The swap agreement fixes the all-in rate to 3.99375 percent per annum on an initial notional amount of $13.65 million and then adjusting in accordance with an amortization schedule, which is effective from October 17, 2011 through loan maturity.

(j)
The balance includes: (i) mortgage loan, collateralized by the hotel property, has a balance of $61,850, bears interest of 6.15 percent and matures in November 2016, and (ii) loan with a balance of $4.1 million, bears interest at fixed rates ranging from 6.09 percent to 6.62 percent and matures in August 1, 2020.

(k)
On January 18, 2013, Overlook Apartments Investors entered into an interest rate swap agreement with a commercial bank. The swap agreement fixes the all-in rate to 3.0875 percent per annum on an initial notional amount of $1.84 million, increasing to $52 million, for the period from September 3, 2013 to November 2, 2015.

(l)
On December 28, 2012, PruRose 13 entered into an interest rate swap agreement with a commercial bank. The swap agreement fixes the all-in rate to 2.79 percent per annum on an initial notional amount of $1.62 million, increasing to $69.5 million, for the period  from July 1, 2013 to January 1, 2016.

(m)	Capital balance does not include MCRC land capital amount of $1,834 and accrued return balance of $313 as of September 30, 2014.
(n)	Does not include MC Roseland Marbella South, L.L.C. capital amount of $5,490 and accrued return balance of $425.
(o)	Does not include MCRC capital account of $180 and accrued return balance of $11.
(p)	Consists of preferred capital balances the Company is participating in.
(q)
The Company’s equity interests in the joint ventures will be subordinated to affiliates of the Keystone Property Group receiving a 15 percent internal rate of return (“IRR”) after which the Company will receive a ten percent IRR on its subordinate equity and then all profit will be split equally.

(r)
Principal balance of $127,600 bears interest at 5.114 percent and matures in August 27, 2023; principal balance of $63,581 bears interest at rates ranging from LIBOR+5.0 percent to LIBOR+5.75 percent and matures in August 27, 2016; principal balance of $10,425 bears interest at LIBOR+6.0 percent and matures in August 27, 2015.

(s)	On a capital event, the Company receives a promoted additional 25 percent interest over 9.00 percent IRR.
(t)	Property constructed between 1909 and 1921. Extensive renovation in 1988-2000.
(u)
The Company and Keystone plan to convert approximately 90,000 square feet of existing office space within the building into 90 luxury rental apartments, with possibilities to provide additional housing as office leases expire and additional space becomes available.

(v)
Principal balance of $41,240 bears interest at 4.95 percent and matures on July 1, 2017; principal balance of $70,608 bears interest at rates ranging from 5.65 percent to 6.75 percent and matures on September 9, 2017; principal balance of $14,250 bears interest at 4.88 percent and matures on July 6, 2024; principal balance of $63,400 bears interest at 4.93 percent and matures on July 6, 2024; principal balance of $15,050 bears interest at 4.71 percent and matures on August 6, 2044.

(w)	The joint venture collected net proceeds of $47.2 million at maturity, of which the Company received its share of $37.8 million on August 6, 2014.
(x)	Balance represents capital account held by Marbella Rosegarden, L.L.C., of which the Company owns a 48.53 percent interest.
(y)	Balance represents capital account held by Rosewood Lafayette Holdings, L.L.C., of which the Company owns a 50 percent interest.
(z)	Debt secured by interests in these assets (see Debt Detail - page 16).
(aa)
Includes the Company's pari-passu interests of $7.3 million in five properties and Company's subordinated equity interests to Keystone Entities receiving a 15 percent internal rate of return ("IRR") after which the Company will receive a 10 percent IRR on its subordinate equity and then all profit will be split equally.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

IV. PORTFOLIO SUMMARY

Consolidated Operating Portfolio Analysis (a)

(as of September 30, 2014)

Breakdown by Number of Properties

PROPERTY TYPE:

							Stand-
		% of		% of	Industrial/	% of	Alone	% of	Land	% of	Multi-	% of	Totals	% of
STATE	Office	Total	Office/Flex	Total	Warehouse	Total	Retail	Total	Leases	Total	Family	Total	By State	Total
New Jersey	95	40.9%	49	21.1%	-	-	1	0.4%	-	-	3	1.3%	148	63.7%
New York	14	6.0%	41	17.7%	6	2.6%	2	0.9%	2	0.9%	-	-	65	28.1%
Connecticut	-	-	5	2.2%	-	-	-	-	-	-	-	-	5	2.2%
Wash., D.C./Maryland	10	4.3%	-	-	-	-	-	-	1	0.4%	-	-	11	4.7%
Massachusetts	-	-	-	-	-	-	-	-	-	-	3	1.3%	3	1.3%
TOTALS
By Type:	119	51.2%	95	41.0%	6	2.6%	3	1.3%	3	1.3%	6	2.6%	232	100.0%

(a)	Excludes 50 operating properties, aggregating approximately 6.1 million of commercial square feet and 3,639 apartment homes, which are not consolidated by the Company. See pages 40 and 41.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

IV. PORTFOLIO SUMMARY

Consolidated Operating Portfolio Analysis (a)

(as of September 30, 2014)

Breakdown by Square Footage for Commercial Properties

PROPERTY TYPE:

							Stand-
		% of		% of	Industrial/	% of	Alone	% of	Totals	% of
STATE	Office	Total	Office/Flex	Total	Warehouse	Total	Retail	Total	By State	Total
New Jersey	17,115,194	67.5%	2,189,531	8.6%	-	-	16,736	0.1%	19,321,461	76.2%
New York	1,716,876	6.7%	2,348,812	9.3%	387,400	1.5%	17,300	0.1%	4,470,388	17.6%
Connecticut	-	-	273,000	1.1%	-	-	-	-	273,000	1.1%
Wash., D.C./Maryland	1,292,807	5.1%	-	-	-	-	-	-	1,292,807	5.1%
TOTALS
By Type:	20,124,877	79.3%	4,811,343	19.0%	387,400	1.5%	34,036	0.2%	25,357,656	100.0%

(a)
Excludes six consolidated operating multi-family properties, aggregating 1,301 apartment homes; as well as 50 operating properties, aggregating approximately 6.1 million commercial square feet and 3,639 apartment homes, which are not consolidated by the Company. See pages 40 and 41.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

IV. PORTFOLIO SUMMARY

Consolidated Operating Portfolio Analysis (a)

(Year ended September 30, 2014)

Breakdown by Base Rental Revenue (b)
(Dollars in thousands)

PROPERTY TYPE:

							Stand-
		% of	Office/	% of	Indust./	% of	Alone	% of	Land	% of	Multi-	% of	Totals	% of
STATE	Office	Total	Flex	Total	Warehouse	Total	Retail	Total	Leases	Total	Family	Total	By State	Total

New Jersey	$344,417	69.6%	$16,974	3.4%	-	-	-	-	-	-	$5,973	1.2%	$367,364	74.2%
New York	44,340	9.0%	33,632	6.8%	$4,078	0.8%	$469	0.1%	$343	0.1%	-	-	82,862	16.8%
Connecticut	-	-	3,869	0.8%	-	-	-	-	-	-	-	-	3,869	0.8%
Wash., D.C./Maryland	26,686	5.4%	-	-	-	-	-	-	153	-	-	-	26,839	5.4%
Massachusetts	-	-	-	-	-	-	-	-	-	-	13,899	2.8%	13,899	2.8%
TOTALS
By Type:	$415,443	84.0%	$54,475	11.0%	$4,078	0.8%	$469	0.1%	$496	0.1%	$19,872	4.0%	$494,833	100.0%

 (a) Excludes 50 operating properties, aggregating approximately 6.1 million commercial square feet and 3,639 apartment homes, which are not consolidated by the Company. See pages 40 and 41.
(b)
Total base rent for the year ended September 30, 2014, determined in accordance with GAAP. Substantially all of the commercial leases provide for annual base rents plus recoveries and escalation charges based upon the tenants’ proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

IV. PORTFOLIO SUMMARY

Consolidated Operating Portfolio Analysis (a) (b)

(as of September 30, 2014)

Breakdown by Percentage Leased for Commercial Properties

PROPERTY TYPE:

					WEIGHTED AVG.
STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	By State
New Jersey	81.5%	87.6%	-	52.2%	82.2%
New York	87.6%	93.1%	97.9%	46.2%	91.2%
Connecticut	-	96.3%	-	-	96.3%
Washington, D.C./ Maryland	77.9%	-	-	-	77.9%

WEIGHTED AVG. By Type:	81.8%	90.7%	97.9%	49.2%	83.7%

(a)
Excludes six consolidated operating multi-family properties, aggregating 1,301 apartment homes; as well as 50 operating properties, aggregating approximately 6.1 million commercial square feet and 3,639 apartment homes, which are not consolidated by the Company, and parcels of land leased to others. See pages 40 and 41.

(b)
Percentage leased includes all commercial leases in effect as of the period end date, some of which have commencement dates in the future as well as leases expiring September 30, 2014, aggregating 160,152 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

V.  MULTI-FAMILY RENTAL PORTFOLIO

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

V. MULTI-FAMILY RENTAL PORTFOLIO

Summary of Stabilized Operating Communities
(dollars in thousands, except per home amounts)

As of September 30, 2014

						Company's	Results
		Date Acquired/			# of	Effective	Percentage	Percentage	Revenue	Revenue
		Placed in Service	Year	# of	Apartment	Ownership	Occupied	Occupied	per Home	per Home
Community	Location	by Company	Built	Properties	Homes	Percentage	9/30/2014	6/30/2014	9/30/14 (a)	6/30/14 (a)
Consolidated:
Richmond Court (b)	New Brunswick, NJ	12/19/13	1997	1	82	100.00%	97.4%	97.1%	$1,629	$1,641
Riverwatch Commons (b)	New Brunswick, NJ	12/19/13	1995	1	118	100.00%	95.3%	98.0%	1,611	1,642
Park Square	Rahway, NJ	11/20/13	2011	1	159	100.00%	93.7%	94.2%	2,025	1,967
Alterra at Overlook Ridge 1A (b)	Revere, MA	01/18/13	2004	1	310	100.00%	93.7%	94.1%	1,793	1,635
Alterra at Overlook Ridge 1B (b)	Revere, MA	04/04/13	2008	1	412	100.00%	92.4%	95.2%	1,714	1,660
Andover Place (b)	Andover, MA	04/10/14	1988	1	220	100.00%	95.8%	94.1%	1,349	1,321
Total Consolidated				6	1,301		94.0%	95.0%	$1,694	$1,631

Net operating income for the Consolidated Stabilized Operating Communities for the three and nine months ended September 30, 2014 was $3,188 and $9,617, respectively. Net operating income is defined as total revenues less the sum of real estate taxes, utilities and operating expenses.

Unconsolidated Joint Venture Interests (See the schedule below for capitalization information):
Participating JVs
Crystal House Apartments (b)	Arlington, VA	03/21/13	1962	1	828	25.00%	91.5%	85.8%	$1,949	$1,921
Sub-total Participating JVs				1	828	25.00%	91.5%	85.8%	$1,949	$1,921

Subordinated Interests (c)
Marbella RoseGarden	Jersey City, NJ	10/23/12	2003	1	412	24.27%	96.8%	95.6%	$2,794	$2,724
RoseGarden Monaco	Jersey City, NJ	10/23/12	2011	1	523	15.00%	97.1%	96.3%	3,230	3,183
Rosewood Lafayette/ Highlands	Morristown, NJ	10/23/12	2009	1	217	25.00%	97.3%	98.7%	2,609	2,567
Rosewood Morristown/40 Park	Morristown, NJ	10/23/12	2010	1	130	12.50%	97.0%	98.4%	3,241	3,257
PruRose Port Imperial South 15	Weehawken, NJ	10/23/12	2009	1	236	50.00%	94.8%	94.4%	2,972	3,079
Overlook Ridge/Quarrystone	Malden, MA	10/23/12	2008	1	251	50.00%	96.9%	95.8%	2,126	2,120
Sub-total Subordinated Interests				6	1,769		96.7%	96.3%	$2,862	$2,841

Total Stabilized Operating Communities:				13	3,898		94.7%	93.6%	$2,278	$2,242

(a)	Total apartment revenue for the quarter divided by the average percent occupied for the quarter, divided by the number of apartment homes, and then divided by three.
(b)
The Company plans to reposition this property, which is targeted for additional investment by the Company, for unit and common area renovations. During repositioning, it is often necessary to take apartment homes off line for a short period of time to allow for renovations which can impact occupancy and operations. See "Stabilized Operating Communities-Repositioning" schedule on the next page for the Company's current Repositioning Program.

(c)
The Company participates in property cash flow and capital events after partner's preferred capital is serviced based on its effective ownership percentage. The Company is not expected to meaningfully participate in the venture's operating cash flows.

Summary of Stabilized Operating Communities-Capitalization of Unconsolidated Joint Venture Interests
(dollars in thousands)

As of September 30, 2014

	Company's	Net Operating		Property Debt			Preferred Capital
	Effective							Other	Preferred
	Ownership	3 Mos	9 Mos		Maturity	Interest	Company	Partners'	Return
Community	Percentage	09/30/14	09/30/14	Amount	Date	Rate	Balance (c)	Balance	Rate
Unconsolidated Joint Venture Interests:
Participating JVs
Crystal House Apartments	25.00%	$2,785	$7,863	$165,000	04/01/20	3.17%	-	-	-
Sub-total Participating JVs	25.00%	$2,785	$7,863	$165,000			-	-	-

Subordinated Interests
Marbella RoseGarden	24.27%	$2,115	$6,260	$95,000	05/01/18	4.99%	$134	$8,105	9.5%
RoseGarden Monaco	15.00%	3,363	9,883	165,000	02/01/21	4.19%	-	80,653	9.0%
Rosewood Morristown/40 Park	12.50%	712	2,207	38,600	09/01/20	3.25%	695	21,008	9.0%
Rosewood Lafayette/ Highlands	25.00%	1,077	3,262	38,846	07/01/15	4.00%	118	33,403	9.0%
PruRose Port Imperial South 15	50.00%	981	3,063	57,500	09/01/20	4.32%	-	40,610	9.0%
Overlook Ridge/Quarrystone	50.00%	925	2,866	69,580	03/15/16	(a)	-	37,544	(b)
Sub-total Subordinated Interests		$9,173	$27,541	$464,526			$947	$221,323

Total Stabilized Operating Communities:		$11,958	$35,404	$629,526			$947	$221,323

(a)
Property debt balance consists of: (i) the senior loan, collateralized by the Quarrystone property, which has a balance of $52,580 and bears interest at LIBOR plus 200 basis points and (ii) the junior loan, with a balance of $17,000 and bears interest at LIBOR plus 90 basis points, and is collateralized by a $17,000 letter of credit provided by an affiliate of the partner.

(b)
Partner capital balance consists of: $18,829 of principal, $3,000 of which earns interest at a rate of 20 percent; and $15,829 of which earns interest at a rate of 15 percent, and $18,715 of accrued unpaid return.

(c)	Consists of preferred capital balances in which the Company has an approximate 50 percent interest.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

V. MULTI-FAMILY RENTAL PORTFOLIO

Stabilized Operating Communities-Repositioning
(dollars in thousands, except per home amounts)

As of September 30, 2014

				Projected Repositioning Results						Timing
							Company
		Company's	Company's				Share of		Projected
	Property	Share of	Effective	Estimated		Company	Costs Incurred	Pre-	Post-	Estimated	Estimated
	Acquisition	Acquis.	Ownership	Repositioning		Share of	Through	Repositioning	Repositioned	Quarter	Quarter of
Property	Cost	Cost	Percentage	Budget		Budget	9/30/14 (c)	Rent/Home	Rent/Home	Complete	Stabilization
Consolidated:
Richmond Court	$20,492	$20,492	100.00%	$3,075		$3,075	$11	$1,541	$1,892	2Q-2017	3Q-2017
Riverwatch Commons	20,493	20,493	100.00%	4,425		4,425	12	1,507	1,856	2Q-2017	3Q-2017
Alterra at Overlook Ridge 1A	61,250	61,250	100.00%	5,800		5,800	1,437	1,414	1,600	4Q-2015	1Q-2016
Alterra at Overlook Ridge 1B	87,950	87,950	100.00%	3,800		3,800	1,163	1,499	1,650	4Q-2015	1Q-2016
Andover Place	37,700	37,700	100.00%	5,930		5,930	23	1,345	1,637	1Q-2017	2Q-2017
Total Consolidated	$227,885	$227,885		$23,030		$23,030	$2,646	$1,450	$1,672

Unconsolidated Joint Venture Interests:
Participating JVs
Crystal House Apartments (a)	262,500	30,210	25.00%	$29,900		$7,475	$719	$1,888	$2,282	1Q-2017	2Q-2017
Total Unconsolidated Joint Venture Interests	$262,500	$30,210		$29,900		$7,475	$719	$1,888	$2,282

Total Stabilized Repositioning Communities:	$490,385	$258,095		$52,930	(b)	$30,505	$3,365	$1,634	$1,928

(a)
The unconsolidated joint venture acquired the operating property, which is encumbered by a $165 million mortgage, for $247.5 million and a developable land parcel for $15 million. The Company owns a 25 percent interest in the operating property and a 50 interest in the 295 apartment home development-potential parcel.

(b)	The increase in weighted average projected net operating income yield of the stabilized operating communities-repositioning is estimated to be 100 basis points.
(c)	Company's share of costs remaining is $27.1 million at September 30, 2014.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

V. MULTI-FAMILY RENTAL PORTFOLIO

Summary of Communities in Lease-Up
(dollars in thousands)

As of September 30, 2014

				Company's	Timing		Costs		Company Share of Equity					Property Debt				Preferred Capital
			# of	Effective	Commenced		Incurred	Total			Percentage	Projected			Maximum				Other	Preferred
		# of	Apartment	Ownership	Initial	Stabilization	Through	Estimated			Leased	NOI	(b)		Borrowing	Maturity	Interest	Company	Partners'	Return
Community	Location	Properties	Homes	Percentage	Operations	Date	09/30/14	Costs	Incurred	Remaining	09/30/14	(Stabilized)		Amount	Capacity	Date	Rate	Balance	Balance	Rate

Unconsolidated Joint Ventures:
Subordinated Interests (a)
RiverTrace at Port Imperial	West New York, NJ	1	316	25.00%	4Q-2013	4Q-2014	$113,863	$115,500	-	-	93.7%	$7,750		$79,053	$83,100	07/15/21	6.00%	$-	$44,335	7.75%
Lincoln Harbor (Bldg A&C)	Weehawken, NJ	1	355	7.50%	1Q-2014	4Q-2014	129,139	136,800	-	-	94.1%	9,250		79,266	91,000	06/27/16	L+2.10%	-	61,332	8.50%
Overlook Ridge – 2C & 3B	Malden/Revere, MA	1	371	50.00%	1Q-2014	2Q-2015	75,304	77,500	-	-	75.2%	5,240		47,872	55,500	12/26/15	L+2.50%	-	26,630	6.50%

Total Lease-Up Communities:		3	1,042				$318,306	$329,800	-	-		$22,240		$206,191	$229,600			$-	$132,297

(a)
The Company participates in property cash flow and capital events after partner's preferred capital is serviced based on its effective ownership percentage. The Company is not expected to meaningfully participate in the venture's operating cash flows.

(b)	Net Operating Income is defined as total revenues less the sum of real estate taxes, utilities and operating expenses.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

V. MULTI-FAMILY RENTAL PORTFOLIO

Summary of Development Communities
(dollars in thousands)

As of September 30, 2014

			Company's	Timing			Costs		Company Share of Equity				Property Debt				Preferred Capital
		# of	Effective	Initial			Incurred	Estimated	Incurred	Estimate of	Projected			Maximum				Other	Preferred
		Apartment	Ownership	Occupancy	Completion	Stabilization	Through	Total	Through	Remaining	NOI	(b)		Borrowing	Maturity	Interest	Company	Partners'	Return
Community	Location	Homes (a)	Percentage	Date	Date	Date	09/30/14	Costs	9/30/2014	Costs to Fund	(Stabilized)		Amount	Capacity	Date	Rate	Balance	Balance	Rate

Consolidated;
150 Main Street	Eastchester, NY	108	76.25%	2Q-2016	2Q-2016	1Q-2017	$12,232	$49,950	$11,571	$9,370	$3,300		$218	$28,800	03/30/17	L+2.35%	$12,355	$712	8.00%
Total Consolidated		108					$12,232	$49,950	$11,571	$9,370	$3,300		$218	$28,800			$12,355	$712

Unconsolidated Joint Venture Interests:
Participating JVs
RiverPark at Harrison	Harrison, NJ	141	36.00%	4Q-2014	1Q-2015	3Q-2015	$25,180	$27,900	$1,518	$290	$1,900		17,446	$23,400	06/27/16	L+2.35%	$3,307	$4,933	7.25%
Station Townhouses	Washington, D.C.	377	50.00%	1Q-2015	2Q-2015	2Q-2016	104,013	143,414	46,500	-	11,400		55,414	100,700	12/05/15	4.82%	(a)	-	-
Marbella II	Jersey City, NJ	311	24.27%	4Q-2015	2Q-2016	4Q-2016	49,061	132,100	5,489	7,781	8,470		19,626	77,400	03/30/17	L+2.25%	5,915	18,699	9.00%
URL Harborside	Jersey City, NJ	763	85.00%	4Q-2016	2Q-2017	3Q-2018	52,931	320,305	43,192	65,696	19,500		0	192,000	-	5.20%	-	-	-
Sub-total Participating JVs		1,592					$231,185	$623,719	$96,699	$73,767	$41,270		$92,486	$393,500			$9,222	$23,632

Subordinated Interests (a)
Portside at Pier One – Bldg 7	East Boston, MA	176	38.25%	4Q-2014	1Q-2015	3Q-2015	$59,069	$66,300	-	-	$4,300		32,693	$42,500	12/05/15	L+2.50%	-	$26,660	9.00%
Port Imperial Building 13	Weehawken, NJ	280	20.00%	1Q-2015	3Q-2015	1Q-2016	67,409	96,400	-	-	6,700		$37,355	73,400	06/27/16	L+2.15%	$2,147	49,189	9.00%
Lincoln Harbor (Bldg B)	Weehawken, NJ	227	7.50%	4Q-2014	2Q-2015	4Q-2015	62,253	82,700	-	-	5,600		30,830	57,000	01/25/17	L+2.10%	-	33,629	8.50%
Sub-total Subordinated Interests		683					$188,731	$245,400	-	-	$16,600		$100,878	$172,900			$2,147	$109,478

Total Unconsolidated Joint Venture Interests		2,275					$419,916	$869,119	$96,699	$73,767	$57,870		$193,364	$566,400			$11,369	$133,110

Total Development Communities:		2,383					$432,148	$919,069	$108,270	$83,137	$61,170		$193,582	$595,200			$23,724	$133,822

(a)
The Company participates in property cash flow and capital events after partner's preferred capital is serviced based on its effective ownership percentage. The Company is not expected to meaningfully participate in the venture's operating cash flow.

(b)	Net Operating Income is defined as total revenues less the sum of real estate taxes, utilities and operating expenses.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

V. MULTI-FAMILY RENTAL PORTFOLIO

Summary of Land Holdings/Pre-Development

As of September 30, 2014

			Potential	Company's
			# of	Effective	Anticipated	PRE-DEVELOPMENT STAGE
			Apartment	Ownership	Construction	Approved/	Design
Pre-Development	Location		Homes (a)	Percentage	Start	Entitled	Development
Port Imperial 1/3 Garage/Retail (b)	Weehawken	NJ	-	50%	4Q-2014	X	X
Port Imperial South Hotel (c)	Weehawken	NJ	-	50%	1Q-2015	X	X
Conshohocken (d)	Conshohocken	PA	310	100%	1Q-2015	X	X
Lofts at 40 Park	Morristown	NJ	59	25%	2Q-2015
Riverwalk C (e)	West New York	NJ	363	20%	3Q-2015	X	X
Worcester (c)	Worcester	MA	357	100%	3Q-2015
LR Overlook Phase III	Malden	MA	240	100%	4Q-2015	X
Overlook Ridge II D	Malden	MA	210	100%	4Q-2015	X
Port Imperial South Building # 11 (e)	Weehawken	NJ	280	50%	2016	X	X
Portside at Pier One 5-6 (e)	East Boston	MA	267	50%	2016	X	X
Freehold (d)	Freehold	NJ	360	100%	2016
Crystal House III (f)	Arlington	VA	295	50%	2016	X
San Remo (f)	Jersey City	NJ	300	42%	2016	X
Port Imperial North J (f)	West New York	NJ	141	20%	2016	X
Port Imperial North I (f)	West New York	NJ	224	20%	2016	X
RiverPark at Harrison 5-8 (g)	Harrison	NJ	141	25%	2017
Portside at Pier One 1-4 (e)	East Boston	MA	160	85%	2017	X
Port Imperial South 8/9 (e)	Weehawken	NJ	275	50%	2017	X
Overlook Ridge III C	Malden	MA	252	100%	2017	X
Port Imperial North Riverbend 6 (f)	West New York	NJ	471	20%	2018	X
Overlook Ridge III A	Malden	MA	420	100%	2018	X
Port Imperial South Building 16 (e)	Weehawken	NJ	131	50%	2018	X
Port Imperial South Park Parcel (e)	Weehawken	NJ	262	50%	2019	X
Overlook Ridge 4	Malden	MA	45	100%	2020	X
Port Imperial South Building 2 (e)	Weehawken	NJ	200	50%	2021	X
Liberty Landing (f)	Jersey City	NJ	1,000	50%	TBD
Harborside (e)	Jersey City	NJ	1,592	85%	TBD
Total Land Holdings/Pre-Development			8,355

(a)	Number of apartment homes are estimates and subject to change.
(b)	Project contains an estimated 8,247 square feet of retail space and 741 garage parking spaces.
(c)	Project is estimated to be a 364-key hotel.
(d)	The Company has a signed agreement to acquire this land, subject to certain conditions.
(e)	Land owned or controlled by a consolidated joint venture in which the Company has an interest.
(f)	Land owned or controlled by an unconsolidated joint venture in which the Company has an interest.
(g)	The Company and/or the joint venture holds an option to acquire this land.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

VI.  OFFICE PORTFOLIO

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

VI. OFFICE PORTFOLIO

Summary of Development Projects
(dollars in thousands)

As of September 30, 2014

			Costs		Estimated
			Incurred	Total	Initial
			Through	Estimated	Delivery
Property	Location	Type	09/30/14	Costs	Date
Consolidated;
Wegmans Food Markets	Hanover, NJ	Retail pad/Land Lease	$7,016	$15,700	3Q-2015

Total Land Development Projects:			$7,016	$15,700

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

VI. OFFICE PORTFOLIO

Summary of Land Holdings

As of September 30, 2014

			Potential
			Commercial
Property	Location	State	Square Feet (a)	Type of Space
Office:
Capital Office Park	Greenbelt	MD	595,000	Office
Eastpoint II	Lanham	MD	122,000	Office/Hotel
3 & 5 AAA Drive (b)	Hamilton Township	NJ	112,000	Office
6 AAA Drive	Hamilton Township	NJ	32,000	Office
2 South Gold Drive (c)	Hamilton Township	NJ	75,000	Office
Hillsborough 206 (d)	Hillsborough	NJ	160,000	Office
Plaza VIII and IX Associates, L.L.C. (d)	Jersey City	NJ	1,225,000	Office
Harborside	Jersey City	NJ	1,067,000	Office
One Newark Center (d)	Newark	NJ	400,000	Office
3 Campus Drive	Parsippany	NJ	124,000	Office
Mack-Cali Business Campus	Parsippany & Hanover	NJ	150,000	Office/Retail
Princeton Metro	West Windsor	NJ	97,000	Office
Princeton Overlook II	West Windsor	NJ	149,500	Office
Mack-Cali Princeton Executive Park	West Windsor	NJ	760,000	Office/Hotel
Total Office:			5,068,500

Office/Flex:
Horizon Center	Hamilton Township	NJ	68,000	Office/Flex/Retail
Mack-Cali Commercenter	Totowa	NJ	30,000	Office/Flex
Mid-Westchester Executive Park	Hawthorne	NY	82,250	Office/Flex
South Westchester Executive Park (e)	Yonkers	NY	350,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	50,000	Office/Flex
Total Office/Flex:			580,250

Industrial/Warehouse:
Elmsford Distribution Center (e)	Elmsford	NY	100,000	Industrial/Warehouse
Total Warehouse:			100,000

Total			5,748,750

(a)	Amount of square feet is subject to change.
(b)	This land parcel also includes an existing office building totaling 35,270 square feet.
(c)	This land parcel also includes an existing office building totaling 33,962 square feet.
(d)	Land owned or controlled by joint venture in which Mack-Cali is an equity partner.
(e)	Mack-Cali holds an option to purchase this land.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

VI. OFFICE PORTFOLIO

Leasing Statistics
(For the three months ended September 30, 2014)

Consolidated Commercial In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
	Sq. Ft.	Leased	Expiring/		Net	Sq. Ft.	Pct.	Pct.
	Leased	Sq. Ft.	Adjustment	Incoming	Leasing	Leased	Leased	Leased
Market	06/30/14	Acquired/Sold (a)	Sq. Ft. (b)	Sq. Ft.	Activity	09/30/14 (c)	09/30/14	06/30/14

Northern NJ	10,676,823	(117,764)	(261,885)	232,088	(29,797)	10,529,262	78.9%	79.3%
Central NJ	4,235,411	-	(66,445)	97,792	31,347	4,266,758	90.8%	90.1%
Westchester Co., NY	4,067,671	(477,409)	(206,120)	168,659	(37,461)	3,552,801	90.0%	89.6%
Manhattan	524,476	-	-	-	-	524,476	100.0%	100.0%
Sub. Philadelphia	1,073,578	-	(53,745)	61,642	7,897	1,081,475	84.4%	83.7%
Fairfield, CT	397,909	(139,348)	(11,549)	15,916	4,367	262,928	96.3%	88.0%
Washington, DC/MD	999,618	-	(37,895)	44,980	7,085	1,006,703	77.9%	77.3%

Totals	21,975,486	(734,521)	(637,639)	621,077	(16,562)	21,224,403	83.7%	83.7%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of June 30, 2014	26,263,222
Total sq. ft. of properties sold this period	(899,632)
Total sq. ft. as of September 30, 2014	25,363,590

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring September 30, 2014 aggregating 160,152 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

VI. OFFICE PORTFOLIO

Leasing Statistics

(For the three months ended September 30, 2014)

Consolidated Commercial In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
					Sq. Ft.			Leasing
					Renewed And	Wtd. Avg.	Wtd. Avg.	Costs Per
		# of	Total	Sq. Ft. New	Other	Term	Base	Sq. Ft. Per
Market	Property Type	Transactions	Sq. Ft.	Leases	Retained (a)	(yrs,)	Rent (b)	Year (c)

Northern NJ	Office	39	189,918	74,758	115,160	7.1	27.31	4.52
	Office/Flex	4	42,170	24,170	18,000	6.0	18.02	2.56
Central NJ	Office	13	65,650	34,397	31,253	4.6	24.48	3.65
	Office/Flex	9	32,142	10,422	21,720	3.6	15.10	2.82
Westchester Co., NY	Office	8	27,594	-	27,594	1.4	21.06	0.68
	Office/Flex	19	135,175	71,875	63,300	4.8	14.90	1.95
	Industrial/Warehouse	1	5,890	5,890	-	5.0	12.78	1.32
Sub. Philadelphia	Office/Flex	7	61,642	25,767	35,875	4.4	11.54	1.98
Fairfield Co., CT	Office	1	4,367	4,367	-	3.1	24.81	6.91
	Office/Flex	1	11,549	-	11,549	1.0	21.59	1.28
Washington, DC/MD	Office	14	44,980	13,990	30,990	6.1	23.30	4.61

Totals		116	621,077	265,636	355,441	5.3	20.65	3.44

Detail by Property Type
	Office	75	332,509	127,512	204,997	5.9	25.66	4.34
	Office/Flex	40	282,678	132,234	150,444	4.6	14.93	2.15
	Industrial/Warehouse	1	5,890	5,890	-	5.0	12.78	1.32

Totals		116	621,077	265,636	355,441	5.3	20.65	3.44

Tenant Retention:	Leases Retained	61.9%
	Sq. Ft. Retained	55.7%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(c)
Represents estimated workletter costs of $7,817,988 and commissions of $3,465,250 committed, but not necessarily expended, during the period for second generation space aggregating 617,077 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

VI. OFFICE PORTFOLIO

Leasing Statistics
(For the three months ended September 30, 2014)

Unconsolidated Commercial Joint Venture Properties

SUMMARY OF SPACE LEASED

						LEASING ACTIVITY
					Leased
		Inventory		Sq. Ft.	Sq. Ft.	Expiring/	Sq. Ft.	Net	Sq. Ft.	Pct.	Pct.
	Inventory	Acquired/	Inventory	Leased	Acquired/	Adjustment	Incoming	Leasing	Leased	Leased	Leased
Market	06/30/14	Disposed	09/30/14	06/30/14	Sold (a)	Sq. Ft. (b)	Sq. Ft.	Activity	09/30/14	09/30/14	06/30/14

Northern NJ	1,248,558	150,477	1,399,035	1,052,966	126,500	(37,185)	13,725	(23,460)	1,156,006	82.6%	84.3%
Central NJ	773,228		773,228	723,301	-	(2,450)	-	(2,450)	720,851	93.2%	93.5%
Westchester, NY	-	594,108	594,108	-	484,195	-	-	-	484,195	81.5%	-
Fairfield, CT	-	179,260	179,260	-	171,704	-	-	-	171,704	95.8%	-
Sub. Philadelphia	1,842,820	-	1,842,820	1,538,739	-	(150,389)	217,885	67,496	1,606,235	87.2%	83.5%
CBD Philadelphia	1,219,557	-	1,219,557	1,105,708	-	(81,562)	-	(81,562)	1,024,146	84.0%	90.7%

Totals	5,084,163	923,845	6,008,008	4,420,714	782,399	(271,586)	231,610	(39,976)	5,163,137	85.9%	87.0%

DETAIL OF TRANSACTION ACTIVITY

Detail by Market				Sq. Ft.			Leasing
				Renewed	Wtd. Avg.	Wtd. Avg.	Costs Per
	# of	Total	Sq. Ft. New	And Other	Term	Base	Sq. Ft. Per
Market	Transactions	Sq. Ft.	Leases	Retained (c)	(Yrs.)	Rent (d)	Year (e)

Northern NJ	3	13,725	13,725	-	4.9	25.96	4.43
Sub. Philadelphia	29	217,885	43,778	174,107	4.4	23.42	5.06

Totals	32	231,610	57,503	174,107	4.4	23.57	5.02

Unconsolidated Retail Joint Venture Properties

SUMMARY OF SPACE LEASED

LEASING ACTIVITY
Leased
		Inventory		Sq. Ft.	Sq. Ft.	Expiring/	Sq. Ft.	Net	Sq. Ft.	Pct.	Pct.
	Inventory	Acquired/	Inventory	Leased	Acquired/	Adjustment	Incoming	Leasing	Leased	Leased	Leased
Market	06/30/14	Disposed	09/30/14	06/30/14	Sold (a)	Sq. Ft. (b)	Sq. Ft.	Activity	09/30/14	09/30/14	06/30/14

Northern NJ	81,516	-	81,516	49,464	-	-	-	-	49,464	60.7%	60.7%

DETAIL OF TRANSACTION ACTIVITY

None.

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(d)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(e)	Represents estimated workletter costs of $2,893,0851 and commissions of $947,173 committed, but not necessarily expended, during the period for second generation space aggregating 164,448 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

VI. OFFICE PORTFOLIO

Leasing Statistics
(For the nine months ended September 30, 2014)

Consolidated Commercial In-Service Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
	Sq. Ft.	Leased	Expiring/		Net	Sq. Ft.	Pct.	Pct.
	Leased	Sq. Ft.	Adjustment	Incoming	Leasing	Leased	Leased	Leased
Market	12/31/13	Acquired/Sold (a)	Sq. Ft. (b)	Sq. Ft.	Activity	09/30/14 (c)	09/30/14	12/31/13

Northern NJ	11,873,205	(762,935)	(1,499,821)	918,813	(581,008)	10,529,262	78.9%	83.0%
Central NJ	4,840,020	(630,423)	(306,168)	363,329	57,161	4,266,758	90.8%	90.0%
Westchester Co., NY	4,077,672	(477,409)	(517,818)	470,356	(47,462)	3,552,801	90.0%	89.8%
Manhattan	524,476	-	-	-	-	524,476	100.0%	100.0%
Sub. Philadelphia	1,119,158	-	(163,130)	125,447	(37,683)	1,081,475	84.4%	87.3%
Fairfield, CT	384,702	(139,348)	(65,861)	83,435	17,574	262,928	96.3%	85.1%
Washington, DC/MD	1,083,912	-	(231,497)	154,288	(77,209)	1,006,703	77.9%	83.8%
Rockland Co., NY	154,950	(154,251)	(27,422)	26,723	(699)	n/a	n/a	86.1%

Totals	24,058,095	(2,164,366)	(2,811,717)	2,142,391	(669,326)	21,224,403	83.7%	86.1%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2013	27,957,785
Total sq. ft. of properties sold this period	(2,594,195)
Total sq. ft. as of September 30, 2014	25,363,590

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring September 30, 2014 aggregating 160,152 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

VI. OFFICE PORTFOLIO

Leasing Statistics

(For the nine months ended September 30, 2014)

Consolidated Commercial In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
					Sq. Ft.			Leasing
					Renewed And	Wtd. Avg.	Wtd. Avg.	Costs Per
		# of	Total	Sq. Ft. New	Other	Term	Base	Sq. Ft. Per
Market	Property Type	Transactions	Sq. Ft.	Leases	Retained (a)	(yrs,)	Rent (b)	Year (c)

Northern NJ	Office	104	800,723	337,018	463,705	8.3	25.51	3.74
	Office/Flex	11	118,090	65,228	52,862	5.6	17.66	2.58
Central NJ	Office	61	328,673	121,869	206,804	3.9	24.33	3.76
	Office/Flex	10	34,656	10,422	24,234	3.5	15.30	2.71
Westchester Co., NY	Office	41	137,536	21,878	115,658	3.2	23.74	3.06
	Office/Flex	40	273,230	114,843	158,387	5.1	17.06	1.95
	Industrial	3	59,590	51,890	7,700	8.5	11.51	1.14
Sub. Philadelphia	Office/Flex	18	125,447	45,797	79,650	4.2	11.52	1.48
Fairfield Co., CT	Office	4	40,110	4,367	35,743	2.7	26.14	2.55
	Office/Flex	4	43,325	28,776	14,549	3.2	14.82	3.55
Washington, DC/MD	Office	39	154,288	37,431	116,857	4.1	25.09	4.10
Rockland Co., NY	Office	3	26,723	-	26,723	2.1	23.65	1.32

Totals		338	2,142,391	839,519	1,302,872	5.8	22.07	3.24

Detail by Property Type
	Office	252	1,488,053	522,563	965,490	6.1	25.03	3.71
	Office/Flex	83	594,748	265,066	329,682	4.8	15.75	2.12
	Industrial	3	59,590	51,890	7,700	8.5	11.51	1.14

Totals		338	2,142,391	839,519	1,302,872	5.8	22.07	3.24

Tenant Retention:	Leases Retained	53.8%
	Sq. Ft. Retained	46.3%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(c)
Represents estimated workletter costs of $27,293,854 and commissions of $13,064,118 committed, but not necessarily expended, during the period for second generation space aggregating 2,137,284 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

VI. OFFICE PORTFOLIO

Leasing Statistics
(For the nine months ended September 30, 2014)

Unconsolidated Commercial Joint Venture Properties

SUMMARY OF SPACE LEASED

						LEASING ACTIVITY
					Leased
		Inventory		Sq. Ft.	Sq. Ft.	Expiring/	Sq. Ft.	Net	Sq. Ft.	Pct.	Pct.
	Inventory	Acquired/	Inventory	Leased	Acquired/	Adjustment	Incoming	Leasing	Leased	Leased	Leased
Market	12/31/13	Disposed	09/30/14	12/31/13	Sold (a)	Sq. Ft. (b)	Sq. Ft.	Activity	09/30/14	09/30/14	12/31/13

Northern NJ	662,524	736,511	1,399,035	650,908	522,262	(59,509)	42,345	(17,164)	1,156,006	82.6%	98.2%
Central NJ	92,878	680,350	773,228	92,878	630,423	(2,450)	-	(2,450)	720,851	93.2%	100.0%
Westchester, NY	-	594,108	594,108	-	484,195	-	-	-	484,195	81.5%	-
Fairfield, CT	-	179,260	179,260	-	171,704	-	-	-	171,704	95.8%	-
Sub. Philadelphia	1,842,820	-	1,842,820	1,558,602	-	(292,974)	340,607	47,633	1,606,235	87.2%	84.6%
CBD Philadelphia	339,615	879,942	1,219,557	330,952	769,680	(81,562)	5,076	(76,486)	1,024,146	84.0%	97.4%

Totals	2,937,837	3,070,171	6,008,008	2,633,340	2,578,264	(436,495)	388,028	(48,467)	5,163,137	85.9%	89.6%

DETAIL OF TRANSACTION ACTIVITY

Detail by Market				Sq. Ft.			Leasing
				Renewed	Wtd. Avg.	Wtd. Avg.	Costs Per
	# of	Total	Sq. Ft. New	And Other	Term	Base	Sq. Ft. Per
Market	Transactions	Sq. Ft.	Leases	Retained (c)	(Yrs.)	Rent (d)	Year (e)

Northern NJ	5	42,345	16,271	26,074	5.2	28.67	3.15
Sub. Philadelphia	54	340,607	76,247	264,360	4.5	23.55	3.89
CBD Philadelphia	1	5,076	-	5,076	5.2	24.68	-

Totals	60	388,028	92,518	295,510	4.6	24.13	3.79

Unconsolidated Retail Joint Venture Properties

SUMMARY OF SPACE LEASED

LEASING ACTIVITY
Leased
		Inventory		Sq. Ft.	Sq. Ft.	Expiring/	Sq. Ft.	Net	Sq. Ft.	Pct.	Pct.
	Inventory	Acquired/	Inventory	Leased	Acquired/	Adjustment	Incoming	Leasing	Leased	Leased	Leased
Market	12/31/13	Disposed	09/30/14	12/31/13	Sold (a)	Sq. Ft. (b)	Sq. Ft.	Activity	09/30/14	09/30/14	12/31/13

Northern NJ	81,516	-	81,516	49,464	-	-	-	-	49,464	60.7%	60.7%

DETAIL OF TRANSACTION ACTIVITY

None.

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(d)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(e)
Represents estimated workletter costs of $4,717,211 and commissions of $1,725,685 committed, but not necessarily expended, during the period for second generation space aggregating 295,757 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

VI. OFFICE PORTFOLIO

Market Diversification

The following table lists the Company’s markets (MSAs), based on annualized commercial contractual base rent of the Consolidated Commercial Properties:

		Percentage Of
		Company
	Annualized Base	Annualized	Total Property
	Rental Revenue	Base Rental	Size Rentable	Percentage of
Market (MSA)	($) (a) (b) (c)	Revenue (%)	Area (b) (c)	Rentable Area (%)
Newark, NJ (Essex-Morris-Union Counties)	110,408,989	22.7	5,980,646	23.5
Jersey City, NJ	109,738,758	22.5	4,334,714	17.0
Bergen-Passaic, NJ	68,761,168	14.1	3,911,522	15.4
Westchester-Rockland, NY	67,428,012	13.8	3,945,912	15.6
Washington, DC-MD-VA-WV	28,294,077	5.8	1,292,807	5.1
Monmouth-Ocean, NJ	27,433,298	5.6	1,620,863	6.4
Middlesex-Somerset-Hunterdon, NJ	27,144,894	5.6	1,241,055	4.9
Trenton, NJ	19,609,526	4.0	956,597	3.8
New York (Manhattan)	17,801,543	3.6	524,476	2.1
Philadelphia, PA-NJ	7,532,629	1.5	1,281,998	5.1
Stamford-Norwalk, CT	4,140,344	0.8	273,000	1.1

Totals	488,293,238	100.0	25,363,590	100.0

(a)
Annualized base rental revenue is based on actual September 30, 2014 billings times 12. For leases whose rent commences after October 1, 2014, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)
Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring September 30, 2014 aggregating 160,152 square feet and representing annualized rent of $3,362,603 for which no new leases were signed.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

VI. OFFICE PORTFOLIO

Industry Diversification

The following table lists the Company’s 30 largest industry classifications based on annualized commercial contractual base rent of the Consolidated Commercial Properties:

	Annualized	Percentage of		Percentage of
	Base Rental	Company	Square	Total Company
	Revenue	Annualized Base	Feet Leased	Leased
Industry Classification (a)	($) (b) (c) (d)	Rental Revenue (%)	(c) (d)	Sq. Ft. (%)
Securities, Commodity Contracts & Other Financial	67,328,609	13.7	2,226,699	10.6
Insurance Carriers & Related Activities	49,507,684	10.0	1,829,895	8.8
Manufacturing	37,536,687	7.7	1,786,012	8.6
Legal Services	34,024,574	7.0	1,276,339	6.2
Credit Intermediation & Related Activities	31,062,821	6.4	1,028,314	5.0
Telecommunications	21,272,018	4.4	1,132,170	5.5
Computer System Design Svcs.	20,165,158	4.1	893,608	4.3
Health Care & Social Assistance	19,885,257	4.1	1,064,501	5.1
Accounting/Tax Prep.	19,132,522	3.9	723,415	3.5
Wholesale Trade	17,309,473	3.5	1,171,385	5.6
Scientific Research/Developmnt	15,472,222	3.2	503,953	2.4
Public Administration	14,362,713	2.9	530,258	2.6
Architectural/Engineering	13,599,016	2.8	521,774	2.5
Admin & Support, Waste Mgt. & Remediation Svcs.	12,253,448	2.5	599,412	2.9
Arts, Entertainment & Recreation	11,820,915	2.4	709,503	3.4
Other Professional	11,690,735	2.4	514,488	2.5
Other Services (except Public Administration)	11,063,806	2.3	454,892	2.2
Management/Scientific	10,512,628	2.2	415,679	2.0
Real Estate & Rental & Leasing	9,223,944	1.9	481,094	2.3
Advertising/Related Services	7,581,152	1.6	282,825	1.4
Retail Trade	7,408,718	1.5	460,968	2.2
Accommodation & Food Services	6,289,019	1.3	270,962	1.3
Transportation	5,584,370	1.1	282,731	1.4
Broadcasting	4,504,816	0.9	162,323	0.8
Construction	4,232,626	0.9	246,586	1.2
Utilities	4,227,246	0.9	292,220	1.4
Data Processing Services	4,078,478	0.8	143,679	0.7
Publishing Industries	3,895,685	0.8	206,023	1.0
Information Services	3,689,544	0.8	134,771	0.6
Educational Services	2,446,941	0.5	124,631	0.6
Other	7,130,413	1.5	273,937	1.4

TOTAL	488,293,238	100.0	20,745,047	100.0

(a)	The Company’s tenants are classified according to the U.S. Government’s North American Industrial Classification System (NAICS).
(b)
Annualized base rental revenue is based on actual September 30, 2014 billings times 12. For leases whose rent commences after October 1, 2014, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)
Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring September 30, 2014 aggregating 160,152 square feet and representing annualized rent of $3,362,603 for which no new leases were signed.

(d)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

VI. OFFICE PORTFOLIO

Significant Tenants

The following table sets forth a schedule of the Company’s 50 largest tenants for the Consolidated Commercial Properties as of September 30, 2014, based upon annualized base rental revenue:

			Percentage of
		Annualized	Company	Square	Percentage	Year of
	Number of	Base Rental	Annualized Base	Feet	Total Company	Lease
	Properties	Revenue ($) (a)	Rental Revenue (%)	Leased	Leased Sq. Ft. (%)	Expiration

DB Services New Jersey, Inc.	2	12,335,217	2.5	409,166	2.0	2017
National Union Fire Insurance Company of Pittsburgh, PA	2	10,956,822	2.1	388,651	1.9	(b)
Bank Of Tokyo-Mitsubishi FUJI, Ltd.	1	10,540,716	2.1	282,606	1.4	(c)
Forest Research Institute, Inc.	1	9,070,892	1.9	215,659	1.0	2017
United States of America-GSA	11	8,803,753	1.8	285,343	1.4	(d)
Prentice-Hall, Inc.	1	8,643,699	1.8	474,801	2.3	2014
Montefiore Medical Center	7	7,303,249	1.5	312,824	1.5	(e)
ICAP Securities USA, LLC	1	6,904,128	1.4	159,834	0.8	2017
TD Ameritrade Online Holdings	1	6,294,189	1.3	188,776	0.9	2020
Daiichi Sankyo, Inc.	1	6,154,593	1.3	171,900	0.8	2022
Merrill Lynch Pierce Fenner	1	5,883,780	1.2	294,189	1.4	2017
New Cingular Wireless PCS, LLC	3	5,554,225	1.1	240,582	1.2	(f)
Wyndham Worldwide Operations	1	4,983,862	1.0	203,506	1.0	2029
KPMG, LLP	2	4,481,332	0.9	170,023	0.8	(g)
Vonage America, Inc.	1	4,427,500	0.9	350,000	1.7	2017
CohnReznick, LLP	2	4,333,954	0.9	155,056	0.7	(h)
HQ Gobal Workplace, LLC	14	4,177,984	0.9	228,214	1.1	(i)
Arch Insurance Company	1	4,005,563	0.8	106,815	0.5	2024
Morgan Stanley Smith Barney	3	3,985,510	0.8	130,007	0.6	(j)
AECOM Technology Corporation	1	3,707,752	0.8	91,414	0.4	2029
Allstate Insurance Company	6	3,218,020	0.7	141,164	0.7	(k)
SunAmerica Asset Management, LLC	1	3,167,756	0.6	69,621	0.3	2018
Tullett Prebon Holdings Corp.	1	3,127,970	0.6	100,759	0.5	2023
Alpharma, LLC	1	3,098,092	0.6	112,235	0.5	2018
Xand Operations, LLC	2	3,014,150	0.6	131,078	0.6	2024
Plymouth Rock Management Company of New Jersey	2	2,937,246	0.6	116,889	0.6	(l)
E*Trade Financial Corporation	1	2,930,757	0.6	106,573	0.5	2022
Natixis North America, Inc.	1	2,823,569	0.6	89,907	0.4	2021
Continental Casualty Company	2	2,784,736	0.6	100,712	0.5	(m)
AAA Mid-Atlantic, Inc.	2	2,772,589	0.6	129,784	0.6	(n)
Tradeweb Markets, LLC	1	2,711,760	0.6	64,976	0.3	2017
Connell Foley, LLP	2	2,657,218	0.5	97,822	0.5	2015
New Jersey Turnpike Authority	1	2,605,798	0.5	100,223	0.5	2017
Lowenstein Sandler LLP	1	2,540,933	0.5	98,677	0.5	2017
Savvis Communications Corporation	1	2,430,116	0.5	71,474	0.3	2025
Virgin Mobile USA, LP	1	2,427,776	0.5	93,376	0.5	2016
UBS Financial Services, Inc.	3	2,391,327	0.5	82,413	0.4	(o)
Sony Music Entertainment	1	2,359,986	0.5	97,653	0.5	2014
Tower Insurance Company of New York	1	2,306,760	0.5	76,892	0.4	2023
Bozzuto & Associates, Inc.	1	2,301,992	0.5	104,636	0.5	2025
Movado Group, Inc.	1	2,261,498	0.5	98,326	0.5	2018
Norris, McLaughlin & Marcus, PA	1	2,259,738	0.5	86,913	0.4	2017
Pitney Bowes Software, Inc.	1	2,253,645	0.5	73,379	0.4	2015
Bunge Management Services, Inc.	1	2,221,151	0.5	66,303	0.3	2020
Barr Laboratories, Inc.	1	2,209,107	0.5	89,510	0.4	2015
Sumitomo Mitsui Banking Corp.	2	2,170,167	0.4	71,153	0.3	2021
Herzfeld & Rubin, P.C.	1	2,140,236	0.4	56,322	0.3	2030
Syncsort, Inc.	1	1,991,439	0.4	73,757	0.4	2018
Jeffries, Inc.	1	1,945,653	0.4	62,763	0.3	2023
Sun Chemical Management, LLC	1	1,930,813	0.4	66,065	0.3	2019
Totals		208,540,718	42.7	7,590,721	36.6

See footnotes on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

VI. OFFICE PORTFOLIO

Significant Tenants
(Continued)

(a)
Annualized base rental revenue is based on actual September 2014 billings times 12. For leases whose rent commences after October 1, 2014, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)	271,533 square feet expire in 2018; 117,118 square feet expire in 2019.
(c)	20,649 square feet expire in 2018; 24,607 square feet expire in 2019; 237,350 square feet expire in 2029.
(d)	221,148 square feet expire in 2015; 15,851 square feet expire in 2016; 7,046 square feet expire in 2018; 21,596 square feet expire in 2022; 19,702 square feet expire in 2023.
(e)
30,280 square feet expire in 2015; 11,542 square feet expire in 2016; 59,302 square feet expire in 2017; 36,385 square feet expire in 2018; 133,763 square feet expire in 2019; 8,600 square feet expire in 2020; 14,842 square feet expire in 2021; 9,610 square feet expire in 2022; 8,500 square feet expire in 2023.

(f)	27,766 square feet expire in 2014; 212,816 square feet expire in 2018.
(g)	10,877 square feet expire in 2014; 88,652 square feet expire in 2017; 70,494 square feet expire in 2019.
(h)	1,021 square feet expire in 2018; 154,035 square feet expire in 2020.
(i)
22,279 square feet expire in 2015; 12,407 square feet expire in 2017; 41,549 square feet expire in 2019; 21,008 square feet expire in 2020; 14,724 square feet expire in 2021; 36,158 square feet expire in 2023; 80,089 square feet expire in 2024.

(j)	26,834 square feet expire in 2014; 26,262 square feet expire in 2018; 34,516 square feet expire in 2025; 42,395 square feet expire in 2026.
(k)	5,348 square feet expire in 2015; 4,014 square feet expire in 2016; 75,740 square feet expire in 2017; 51,606 square feet expire in 2018; 4,456 square feet expire in 2019.
(l)	10,271 square feet expire in 2015; 106,618 square feet expire in 2020.
(m)	19,416 square feet expire in 2016; 81,296 square feet expire in 2031.
(n)	9,784 square feet expire in 2017; 120,000 square feet expire in 2022.
(o)	42,360 square feet expire in 2016; 13,340 square feet expire in 2022; 26,713 square feet expire in 2024.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

VI. OFFICE PORTFOLIO

Schedule of Lease Expirations

All Consolidated Commercial Properties

The following table sets forth a schedule of lease expirations for the total of the Company’s office, office/flex, industrial/warehouse and stand-alone retail properties included in the Consolidated Commercial Properties beginning October 1, 2014, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2014 through 2016 only):

					Average Annualized
			Percentage Of		Base Rent Per
		Net Rentable	Total Leased	Annualized	Net Rentable	Percentage Of
		Area Subject	Square Feet	Base Rental	Square Foot	Annual Base
Year Of	Number Of	To Expiring	Represented By	Revenue Under	Represented	Rent Under
Expiration/	Leases	Leases	Expiring	Expiring	By Expiring	Expiring
Market	Expiring (a)	(Sq. Ft.)	Leases (%)	Leases ($) (b)	Leases ($)	Leases (%)

2014 (c)
Northern NJ	26	204,982	1.0	4,786,154	23.35	1.0
Central NJ	18	86,881	0.4	1,851,577	21.31	0.4
Westchester Co., NY	8	63,976	0.3	816,063	12.76	0.1
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	1	4,800	(d)	43,200	9.00	(d)
Fairfield, CT	-	-	-	-	-	-
Washington, DC/MD	4	11,426	(d)	257,093	22.50	(d)
TOTAL – 2014	57	372,065	1.7	7,754,087	20.84	1.5

2015
Northern NJ	92	1,120,178	5.4	24,059,224	21.48	4.8
Central NJ	67	416,417	2.0	9,594,318	23.04	2.0
Westchester Co., NY	59	240,251	1.2	4,995,792	20.79	1.0
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	25	255,905	1.2	1,858,462	7.26	0.4
Fairfield, CT	2	43,928	0.2	808,034	18.39	0.2
Washington, DC/MD	41	358,893	1.7	11,043,746	30.77	2.3
TOTAL – 2015	286	2,435,572	11.7	52,359,576	21.50	10.7

2016
Northern NJ	115	965,411	4.6	25,220,134	26.12	5.2
Central NJ	67	617,011	3.0	14,319,814	23.21	2.9
Westchester Co., NY	77	456,621	2.2	8,548,842	18.72	1.8
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	12	141,693	0.7	948,988	6.70	0.2
Fairfield, CT	3	117,649	0.6	2,034,809	17.30	0.4
Washington, DC/MD	26	100,368	0.5	2,652,997	26.43	0.5
TOTAL – 2016	300	2,398,753	11.6	53,725,584	22.40	11.0

Schedule continued, with footnotes, on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

VI. OFFICE PORTFOLIO

Schedule of Lease Expirations

All Consolidated Commercial Properties
(continued)

					Average Annualized
			Percentage Of		Base Rent Per
		Net Rentable	Total Leased	Annualized	Net Rentable	Percentage Of
		Area Subject	Square Feet	Base Rental	Square Foot	Annual Base
Year Of	Number Of	To Expiring	Represented By	Revenue Under	Represented	Rent Under
Expiration/	Leases	Leases	Expiring	Expiring	By Expiring	Expiring
Market	Expiring (a)	(Sq. Ft.)	Leases (%)	Leases ($) (b)	Leases ($)	Leases (%)

2017	276	3,434,153	16.6	82,370,155	23.99	16.9

2018	253	2,456,114	11.8	57,499,936	23.41	11.8

2019	218	2,188,428	10.6	46,671,493	21.33	9.6

2020	156	1,562,029	7.5	33,818,043	21.65	6.9

2021	83	1,167,432	5.6	31,142,558	26.68	6.4

2022	74	1,071,210	5.2	26,604,141	24.84	5.5

2023	42	1,010,479	4.9	26,041,150	25.77	5.3

2024	51	1,018,069	4.9	25,118,178	24.67	5.1

2025 and thereafter	46	1,630,743	7.9	45,188,337	27.71	9.3
Totals/Weighted
Average	1,842	20,745,047	100.0	488,293,238	23.54	100.0

(a)
Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(b)
Annualized base rental revenue is based on actual September 2014 billings times 12. For leases whose rent commences after October 1, 2014 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring September 30, 2014 aggregating 160,152 square feet and representing annualized rent of $3,362,603 for which no new leases were signed.
(d)	Represents 0.05% or less.
(e)	Reconciliation to Company’s total net rentable square footage is as follows:

Square Feet
Square footage leased to commercial tenants	20,745,047
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary
service tenants and occupancy adjustments	479,356
Square footage unleased	4,139,187
Total net rentable square footage (does not include land leases)	25,363,590

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

VI. OFFICE PORTFOLIO

Schedule of Lease Expirations

Office Properties

The following table sets forth a schedule of lease expirations for the office properties beginning October 1, 2014, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2014 through 2016 only):

					Average Annualized
			Percentage Of		Base Rent Per
		Net Rentable	Total Leased	Annualized	Net Rentable	Percentage Of
		Area Subject	Square Feet	Base Rental	Square Foot	Annual Base
Year Of	Number Of	To Expiring	Represented By	Revenue Under	Represented	Rent Under
Expiration/	Leases	Leases	Expiring	Expiring	By Expiring	Expiring
Market	Expiring (a)	(Sq. Ft.)	Leases (%)	Leases ($) (b)	Leases ($)	Leases (%)

2014 (c)
Northern NJ	22	174,446	1.1	4,467,718	25.61	1.0
Central NJ	15	65,058	0.4	1,528,303	23.49	0.4
Westchester Co., NY	2	2,091	(d)	53,256	25.47	(d)
Manhattan	-	-	-	-	-	-
Washington, DC/MD	4	11,426	0.1	257,093	22.50	(d)
TOTAL – 2014	43	253,021	1.6	6,306,370	24.92	1.4

2015
Northern NJ	86	1,070,649	6.7	23,492,044	21.94	5.5
Central NJ	59	341,657	2.1	8,593,067	25.15	2.0
Westchester Co., NY	34	104,535	0.7	3,058,410	29.26	0.7
Manhattan	-	-	-	-	-	-
Washington, DC/MD	41	358,893	2.2	11,043,746	30.77	2.6
TOTAL – 2015	220	1,875,734	11.7	46,187,267	24.62	10.8

2016
Northern NJ	109	907,704	5.7	24,525,954	27.02	5.8
Central NJ	56	496,940	3.1	12,473,443	25.10	2.9
Westchester Co., NY	27	104,222	0.7	2,828,685	27.14	0.7
Manhattan	-	-	-	-	-	-
Washington, DC/MD	26	100,368	0.6	2,652,997	26.43	0.6
TOTAL – 2016	218	1,609,234	10.1	42,481,079	26.40	10.0

2017	207	2,907,024	18.2	75,222,326	25.88	17.7

2018	169	1,646,478	10.3	47,416,791	28.80	11.2

2019	160	1,445,509	9.0	36,333,967	25.14	8.5

2020	116	1,165,526	7.3	28,746,507	24.66	6.8

2021	69	1,008,232	6.3	28,916,532	28.68	6.8

2022	63	952,260	6.0	24,928,500	26.18	5.9

2023	33	807,351	5.0	23,241,256	28.79	5.5

2024	37	811,895	5.0	22,143,404	27.27	5.2

2025 and thereafter	37	1,521,221	9.5	43,353,793	28.50	10.2
Totals/Weighted
Average	1,372	16,003,485	100.0	425,277,792	26.57	100.0

(a)	Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual September 2014 billings times 12. For leases whose rent commences after October 1, 2014 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring September 30, 2014 aggregating 98,960 square feet and representing annualized rent of $2,609,669 for which no new leases were signed.
(d)	Represents 0.05% or less.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

VI. OFFICE PORTFOLIO

Schedule of Lease Expirations

Office/Flex Properties

The following table sets forth a schedule of lease expirations for the office/flex properties beginning October 1, 2014, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2014 through 2016 only):

					Average Annualized
			Percentage Of		Base Rent Per
		Net Rentable	Total Leased	Annualized	Net Rentable	Percentage Of
		Area Subject	Square Feet	Base Rental	Square Foot	Annual Base
Year Of	Number Of	To Expiring	Represented By	Revenue Under	Represented	Rent Under
Expiration/	Leases	Leases	Expiring	Expiring	By Expiring	Expiring
Market	Expiring (a)	(Sq. Ft.)	Leases (%)	Leases ($) (b)	Leases ($)	Leases (%)

2014 (c)
Northern NJ	4	30,536	0.8	318,436	10.43	0.6
Central NJ	2	21,063	0.5	305,414	14.50	0.5
Westchester Co., NY	6	61,885	1.4	762,807	12.33	1.3
Sub. Philadelphia	1	4,800	0.1	43,200	9.00	0.1
Fairfield Co., CT	-	-	-	-	-	-
TOTAL – 2014	13	118,284	2.8	1,429,857	12.09	2.5

2015
Northern NJ	6	49,529	1.1	567,180	11.45	0.9
Central NJ	6	71,746	1.7	929,551	12.96	1.6
Westchester Co., NY	23	100,016	2.3	1,448,782	14.49	2.5
Sub. Philadelphia	25	255,905	5.9	1,858,462	7.26	3.2
Fairfield Co., CT	2	43,928	1.0	808,034	18.39	1.4
TOTAL – 2015	62	521,124	12.0	5,612,009	10.77	9.6

2016
Northern NJ	6	57,707	1.3	694,180	12.03	1.2
Central NJ	10	119,011	2.7	1,822,515	15.31	3.1
Westchester Co., NY	46	321,411	7.4	5,373,363	16.72	9.2
Sub. Philadelphia	12	141,693	3.3	948,988	6.70	1.6
Fairfield Co., CT	3	117,649	2.7	2,034,809	17.30	3.5
TOTAL – 2016	77	757,471	17.4	10,873,855	14.36	18.6

2017	69	527,129	12.1	7,147,829	13.56	12.3

2018	81	716,153	16.5	9,487,172	13.25	16.3

2019	54	692,584	15.9	9,450,068	13.64	16.2

2020	39	349,271	8.0	4,397,063	12.59	7.5

2021	14	159,200	3.7	2,226,026	13.98	3.8

2022	11	118,950	2.7	1,675,641	14.09	2.9

2023	7	127,407	2.9	1,921,530	15.08	3.3

2024	13	160,174	3.7	2,558,014	15.97	4.4

2025 and thereafter	8	101,522	2.3	1,542,544	15.19	2.6
Totals/Weighted
Average	448	4,349,269	100.0	58,321,608	13.41	100.0

(a)	Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual September 2014 billings times 12. For leases whose rent commences after October 1, 2014, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. Includes office/flex tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(c)	Includes leases expiring September 30, 2014 aggregating 60,432 square feet and representing annualized rent of $735,074 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014

VI. OFFICE PORTFOLIO

Schedule of Lease Expirations

Industrial/Warehouse Properties

The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning October 1, 2014, assuming that none of the tenants exercise renewal or termination options. All industrial/warehouse properties are located in the Westchester County, NY market:

					Average Annualized
			Percentage Of		Base Rent Per
		Net Rentable	Total Leased	Annualized	Net Rentable	Percentage Of
		Area Subject	Square Feet	Base Rental	Square Foot	Annual Base
Year Of	Number Of	To Expiring	Represented By	Revenue Under	Represented	Rent Under
Expiration/	Leases	Leases	Expiring	Expiring	By Expiring	Expiring
Market	Expiring (a)	(Sq. Ft.)	Leases (%)	Leases ($) (b)	Leases ($)	Leases (%)

2015	2	35,700	9.4	488,600	13.69	11.4

2016	4	30,988	8.2	346,794	11.19	8.1

2018	3	93,483	24.6	595,973	6.38	13.9

2019	4	50,335	13.2	887,458	17.63	20.7

2020	1	47,232	12.5	674,473	14.28	15.7

2023	2	75,721	20.0	878,364	11.60	20.5

2024	1	46,000	12.1	416,760	9.06	9.7
Totals/Weighted
Average	17	379,459	100.0	4,288,422	11.30	100.0

(a)	Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual September 2014 billings times 12. For leases whose rent commences after October 1, 2014, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

Stand-Alone Retail Properties

The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning October 1, 2014, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2014 through 2016 only):

					Average Annualized
			Percentage Of		Base Rent Per
		Net Rentable	Total Leased	Annualized	Net Rentable	Percentage Of
		Area Subject	Square Feet	Base Rental	Square Foot	Annual Base
Year Of	Number Of	To Expiring	Represented By	Revenue Under	Represented	Rent Under
Expiration/	Leases	Leases	Expiring	Expiring	By Expiring	Expiring
Market	Expiring (a)	(Sq. Ft.)	Leases (%)	Leases ($) (b)	Leases ($)	Leases (%)

2014 (c)
Central NJ	1	760	5.9	17,860	23.50	4.4
TOTAL – 2014	1	760	5.9	17,860	23.50	4.4

2015
Central NJ	2	3,014	23.5	71,700	23.79	17.7
TOTAL – 2015	2	3,014	23.5	71,700	23.79	17.7

2016
Central NJ	1	1,060	8.3	23,856	22.51	5.9
TOTAL – 2016	1	1,060	8.3	23,856	22.51	5.9

2025 and thereafter	1	8,000	62.3	292,000	36.50	72.0

Totals/Weighted
Average	5	12,834	100.0	405,416	31.59	100.0
(a)	Includes stand-alone retail property tenants only.
(b)
Annualized base rental revenue is based on actual September 2014 billings times 12. For leases whose rent commences after October1, 2014 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring September 30, 2014 aggregating 760 square feet and representing $17,860 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended September 30, 2014